                                  Exhibit 10.17

                               FORMATION AGREEMENT

         THIS FORMATION AGREEMENT (this "Agreement") is made and entered into as of the 17th day of November, 1997 by and among (i) PRIME GROUP REALTY TRUST, a Maryland real estate investment trust (the "Company"), (ii) PRIME GROUP REALTY, L.P., a Delaware limited partnership (the "Operating Partnership"), (iii) PRIME GROUP REALTY SERVICES, INC., a Delaware corporation ("Services Company"), (iv) THE PRIME GROUP, INC., an Illinois corporation ("PGI"), (v) PRIME GROUP LIMITED PARTNERSHIP, an Illinois limited partnership ("PGLP"), and (vi) JEFFREY A. PATTERSON ("Patterson").

                                    RECITALS:

         A. The Company is a recently organized real estate investment trust formed for the purpose of, among other things, acquiring substantially all of the office and industrial real estate business and operations of PGI and its affiliates (including, without limitation, PGI's contractual rights to acquire additional office and industrial properties). Concurrently with the contributions contemplated by this Agreement, the Company will issue in an initial public offering (the "Offering") Common Shares of Beneficial Interest in the Company (the "Common Shares").

         B. The business and operations of the Company will be conducted through the Operating Partnership and the Services Company. The Operating Partnership will issue limited partnership interests (the "Common Units") to the Company and to other entities, including PGI and/or its affiliates, in connection with contributions contemplated hereby and the other transactions contemplated to occur in connection with the formation of the Company and the Offering (the "Formation Transactions").

         C. PGI and PGLP (collectively, the "Prime Transferors") desire to convey and cause to be conveyed to the Company and to the Operating Partnership all the right, title and interest held by the Prime Transferors and their affiliates in and to (i) the entities identified on Schedule 1 hereto (such entities being hereinafter referred to collectively as the "Prime Entities"), together with all other interests of PGI and PGLP in and to each of the businesses and facilities operated and owned by the Prime Entities (the Prime Entities and all of such other assets being together referred to herein as the "Prime Projects") and (ii) the entities identified on Schedule 1 hereto (such entities being hereinafter referred to collectively as the "Prime Contribution Entities" and together with the Prime Entities, the "Contributed Entities"), together with all other interests of PGI and PGLP in and to each of the businesses and facilities operated and owned by the Prime Contribution Entities (Contributed Entities and all of such other assets being together referred to herein as the "Contributed Projects").

         D. Patterson desires to convey his rights and interests in the Contributed Projects to the Operating Partnership in exchange for Common Units.

         E. PGI has entered into (i) that certain option agreement dated as of August 4, 1997 (the "Lumbermens Agreement") with Lumbermens Mutual Casualty Company, an Illinois insurance corporation ("Lumbermens"), pursuant to which Lumbermens granted to PGI an option to purchase all right, title and interest of Lumbermens in the LMCC 77 Subordinate Loan Interests (as defined in the Lumbermens Agreement) and (ii) that certain Amended and Restated Agreement dated as of July 15,1997 (the "Kemper Subordinate Agreement") by and among Kemper Investors Life Insurance Company, an Illinois insurance corporation ("KILICO"), Federal Kemper Life Assurance Company, an Illinois insurance corporation ("FKLA"), KILICO Realty Corporation an Illinois corporation ("KRC"), FKLA Realty Corporation, an Illinois corporation ("FRC"), KR 77 Fitness Center, Inc., a Delaware corporation ("KR Fitness"), 77 West Wacker Limited Partnership, an Illinois limited partnership ("77 L.P."), K/77 Investors Limited Partnership, an Illinois limited partnership ("K/77 L.P."), PGLP and Prime 77 Fitness Center, Inc., an Illinois corporation (KILICO, FKLA, KRC, FRC and KR Fitness are hereinafter referred to as the "Kemper Parties") pursuant to which the Kemper Parties have granted to PGI an option to purchase all right, title and interest of the Kemper Parties in and to the Subordinate Loan Documents (as defined therein); such interests, among other things, encumber the real estate commonly known as 77 West Wacker Drive, Chicago, Illinois, owned by 77 L.P.;

         F. PGI has entered into that certain (i) letter agreement dated July 18, 1997 (the "Triad Agreement") with KILICO, KRC and KRC Portfolio Corp. and
(ii) Option To Purchase Partnership Interests dated as of June 17, 1994 but made effective as of March 22, 1994, as amended by that certain Amendment To Option To Purchase Partnership Interests dated as of January 21, 1997 and that certain Second Amendment To Option To Purchase Partnership Interests dated as of July 15, 1997 (as amended, the "Partnership Option Agreement"), pursuant to which it has the right to acquire the partnership interests in 77 L.P. and K/77 L.P. held by one or more of the Kemper Parties.

         G. PGI has agreed to convey and assign to the Operating Partnership, the rights under the Lumbermens Agreement, the Kemper Subordinate Agreement, the Triad Agreement and the Partnership Option Agreement (the Lumbermens Agreement, the Kemper Subordinate Agreement, the Triad Agreement and the Purchase Option Agreement and the related agreements and documents are hereinafter referred to as the "Kemper Agreements"), and the Operating Partnership has agreed to assume the obligation to pay the purchase price therefor as set forth in the Kemper Agreements.

         H. The Prime Transferors desire to convey to the Operating Partnership all of their respective right, title and interest in substantially all the assets and liabilities relating to their office and industrial development, leasing and management business, which assets and liabilities are set forth on Schedules 2 and 3 attached hereto (collectively, the "Contributed Personal Property").

         I. PGI has entered into that certain Contribution Agreement dated as of July 8, 1997 with (i) LaSalle National Trust, N.A., not personally, but solely as Trustee under Trust Agreement dated June 15, 1982 and known as Trust No. 10-40113-09, (ii) LaSalle National Trust, N.A., not personally, but solely as Trustee under Trust Agreement dated September 7, 1994 and known as Trust No. 11-9051, (iii) LaSalle National Trust, N.A., not personally, but solely as Trustee under Trust Agreement dated March 30, 1984 and known as Trust No. 11-107825, (iv) LaSalle National Trust, N.A., not personally, but solely as Trustee under Trust Agreement dated August 1, 1986 and known as Trust No. 11-1358, (v) LaSalle National Trust, N.A., not personally, but solely as Trustee under Trust Agreement dated August 1, 1986 and known as Trust No. 11-1357, (vi) LaSalle National Trust, N.A., not personally, but solely as Trustee under Trust Agreement dated January 17, 1974 and known as Trust No. 286-34, (vii) LaSalle National Trust, N.A., not personally, but solely as Trustee under Trust Agreement dated October 15, 1995 and known as Trust No. 11-9869, (viii) LaSalle National Trust, N.A., not personally, but solely as Trustee under Trust Agreement dated December 1, 1987 and known as Trust No. 11-2868, (ix) 310 ERA Limited Partnership, (x) MacArthur Drive Properties, (xi) CLE Limited Partnership, (xii) 500 Lindberg Limited Partnership, (xiii) 515 Huehl Limited Partnership, (xiv) 555 Huehl Limited Partnership, (xv) Sky Harbor Associates, (xvi) 1001 Technology Way, LLC, (xvii) The Grandville Road Limited Partnership and (xviii) Industrial Building and Development Company (collectively, the "Contributors") as amended by the First Amendment to the Contribution Agreement dated as of August 12, 1997, with LaSalle National Trust, NA, as Trustee under the Trust Agreements identified in clauses (i) through
(viii) above (as amended, the "IBD Contribution Agreement") pursuant to which the Contributors will contribute their interests in such entities to the Operating Partnership in exchange for Common Units.

         J. PGI has entered into that certain Contribution Agreement dated as of October 20, 1997 (the "NAC Contribution Agreement") with (i) the Operating Partnership, (ii) the Company, (iii) Narco River Business Center, (iv) Narco Tower Road Associates, (v) Olympian Office Center, (vi) Tri-State Industrial Park Joint Venture, (vii) Carol Stream Industrial Park Joint Venture, (viii) Narco Enterprises, Inc., (ix) The Nardi Group Ltd., (x) Narco Construction Inc.,
(xi) Nardi & Co., (xii) Nardi Asset Management, Inc., (xiii) Nardi Asset Management, Inc., and (xiv) Nardi Architectural, Inc. (collectively the entities identified in clauses (iii) through (xiv), the "NAC Contributors") pursuant to which the NAC Contributors will contribute their interests in properties owned by them to the Operating Partnership in exchange for Common Units.

         K. PGI has agreed to convey to the Operating Partnership or its designee all of PGI's rights under the IBD Contribution Agreement and the NAC Contribution Agreement, and the Operating Partnership has agreed to assume all of PGI's obligations under the IBD Contribution Agreement and the NAC Contribution Agreement.

         L. PGI has entered those certain purchase agreements set forth on
Schedule 4 hereto (the "Facility Acquisition Agreements") with certain third parties (the "Facility Transferors") pursuant to which PGI has the contractual right to acquire the certain office and industrial facilities, or interests therein, owned or held by the Facility Transferors as set forth on Schedule 4 hereto.

         M. PGI has agreed to convey and assign to the Operating Partnership or its designee all of PGI's rights under the Facility Acquisition Agreements, and the Operating Partnership has agreed to assume all of PGI's obligations under the Facility Acquisition Agreements.

         N. PGI has entered into those certain option agreements set forth on
Schedule 5 hereof (the "Land Option Agreements") pursuant to which it has been granted the right to purchase the real estate indicated on Schedule 5 hereto.

         O. PGI has agreed to convey and assign to the Operating Partnership or its designee all of PGI's rights under the Land Option Agreements, and the Operating Partnership has agreed to assume all of PGI's obligations under the Land Option Agreements.

         P. The parties desire to enter into this Agreement to set forth their understanding with respect to the manner in which the Company, Operating Partnership or their designee will acquire interests in the Contributed Projects, the Contributed Personal Property, the operations relating thereto and the rights of PGI under the Contributed Contracts (as hereinafter defined) in exchange for Common Units, cash and the assumption of certain liabilities.

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

         1. TRANSFER OF CONTRIBUTED ENTITIES, CONTRACTUAL RIGHTS AND CERTAIN OTHER ASSETS. As part of a single plan, on the Closing Date (as hereinafter defined) the Prime Transferors and Patterson will convey to the Company, the Operating Partnership, or their designees, (w) their interests in the Contributed Entities, (x) the contractual rights of PGI and PGLP under the Kemper Agreements and the Facility Acquisition Agreements, (y) the Contributed Personal Property and (z) the contractual rights of PGI under the Land Option Agreements, the IBD Contribution Agreement and the NAC Contribution Agreement (the Kemper Agreements, the Facility Acquisition Agreements, the Land Option Agreements, the IBD Contribution Agreement and the NAC Contribution Agreement are hereinafter referred to collectively as the "Contributed Contracts"; and the assets and rights described in clauses (w), (x), (y) and (z) are hereinafter collectively referred to as the "Contributed Assets") in consideration for, among other things, the issuance by the Operating Partnership of Common Units (which are exchangeable into Common Shares subject to the conditions and restrictions contained in Section 8.6 and Exhibit C to the Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of the date hereof) to the Prime Transferors or their designees and Patterson as provided in Section 3 hereof, the assumption by the Company, the Operating Partnership or their designee of the liabilities associated with the Contributed Projects, the Contributed Contracts and the other Contributed Assets referred to herein and the cash payments required to be made in accordance with Section 4 hereof, all in a transaction designed to meet the requirements of section 351(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The Company and the Operating Partnership will acquire the Contributed Projects subject to the existing debt, liabilities and contractual and other obligations of such Contributed Entities existing on the date hereof, except for the liabilities and obligations identified on Schedule 9 hereof.

               In furtherance of the foregoing, on the Closing Date:

               (a) PGI shall transfer or cause to be transferred to the Operating Partnership the following:

                   (i) The general partnership interests, the limited partnership interests, stock interests and limited liability company interests set forth on Schedule 1 hereof.

                   (ii) All of its right, title and interest in the Facility Acquisition Agreements, the Kemper Agreements and the Land Option Agreements.

                   (iii) All of its interests in all other assets and properties of the office and industrial real estate division of PGI and its affiliates, all as more fully described on Schedule 2 hereto.

               (b) PGLP shall transfer or cause to be transferred to the Operating Partnership the following:

                   (i) The general partnership interests, limited partnership interests and limited liability company interests set forth on Schedule 1 hereof.

                   (ii) All of its rights under the Kemper Agreements.

               (c) PGLP shall transfer to the Company a one tenth of one percent (.1%) limited partnership interest in the entities listed on Schedule 1 hereof.

               (d) PGI shall pay the transfer taxes relating to the transfer to the Company of the Contributed Entities to the extent such taxes exceed $2,500,000.

               (e) PGI shall transfer to the Company a one tenth of one percent (.1%) limited partnership interest in the entities listed on Schedule 1 hereto and a one tenth of one percent (.1%) general partnership interest in Kemper/Prime Industrial Partners.

               (f) Patterson shall transfer to the Operating Partnership all of his rights and interests in the Contributed Projects.

         2. CERTAIN DISTRIBUTIONS. On or prior to the Closing Date, the Prime Transferors shall have the right to receive distributions from the Contributed Entities, net of all advances to PGI by the Contributed Entities.

         3. ISSUANCE OF COMMON UNITS. In partial consideration of the transfer of the assets provided for in Section 1, on the Closing Date, the Operating Partnership shall issue (a) an aggregate of 3,465,000 of its Common Units to Prime Transferors and (b) 110,000 of its Common Units to Patterson subject to the terms of the employment agreement between the Company and Patterson. All such Common Units shall be fully paid and nonassessable.

         4. ASSUMPTION OF LIABILITIES; CERTAIN PAYMENTS.

               (a) As further consideration for the transfer of the assets by the Prime Transferors to the Company, the Operating Partnership or their designees as provided for in Section 1, on the Closing Date the Operating Partnership will enter into an Assignment and Assumption Agreement substantially in the form of Exhibit A hereto pursuant to which the Operating Partnership shall assume all of the outstanding liabilities of each Prime Transferor and their affiliates with respect to the Contributed Assets (including the assets and operations of the Contributed Projects, the Contributed Contracts and the operations of the office and industrial real estate division of PGI and its affiliates), whether or not reflected on the books and records of the Prime Transferors or the Contributed Entity, and whether known or unknown, accrued or unaccrued, absolute, contingent or otherwise, except for those liabilities and obligations identified on Schedule 9 hereto.

                  (b) In addition, on the Closing Date, the Operating Partnership or its designee will make cash payments as described in Schedule 6 to this Agreement.

         5. CLOSING DATE. The closing of the transactions contemplated by this Agreement (the "Closing") shall occur on the day (the "Closing Date") immediately following the day that all of the conditions precedent of the parties under this Agreement have been met or waived by the party entitled to the benefit thereof, but in any event no later than the date of closing of the Offering.

         6. REPRESENTATIONS AND WARRANTIES.

               (a) Each of PGI and PGLP hereby represents and warrants to the Company and the Operating Partnership as follows (except as set forth in the Disclosure Schedule attached hereto as Schedule 7):

                  (i) Organization; Authority. Each of PGI and PGLP and each of the Contributed Entities (collectively, the "Applicable Partnerships"), are either (A) in the case of such Persons (as hereinafter defined) which are corporations, duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation or (B) in the case of such Persons which are partnerships or limited liability companies, a partnership or a limited liability company, as the case may be, duly formed, validly existing and in good standing (to the extent applicable) under the laws of its jurisdiction of formation. Each of PGI and PGLP has the requisite authority to enter into and perform its obligations under this Agreement. For the purposes hereof, "Person" means a natural person, partnership, corporation, limited liability company, association, joint stock company, trust, estate, joint venture, unincorporated organization or other entity.

                  (ii) Due Authorization; Binding Agreement. The execution, delivery and performance of this Agreement by each of PGI and PGLP has been duly and validly authorized by all necessary action of each of PGI and PGLP. This Agreement has been duly executed and delivered by each of PGI and PGLP, and constitutes a legal, valid and binding obligation of each of PGI and PGLP, enforceable against each of PGI and PGLP in accordance with the terms hereof, except to the extent enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors rights generally or general principles of equity.

                  (iii) Consents and Approvals. No consent, waiver, approval or authorization of, or filing, registration or qualification with, or notice to, any governmental unit or any other

         Person is required to be made, obtained or given by any Applicable Partnership in connection with the execution, delivery and performance by the Prime Transferors of their obligations under this Agreement, except for such consents, approvals or authorizations which have been obtained or for which the failure to obtain would not have a Material Adverse Effect. For the purposes hereof, "Material Adverse Effect" means a material adverse effect on the business, assets or financial condition of the Company and its affiliates, taken as a whole.

                  (iv) No Violation. None of the execution, delivery or performance of this Agreement by either of PGI or PGLP does or will, with or without the giving of notice, lapse of time or both, (A) violate, conflict with or constitute a default (which violation, conflict or default would result in a Material Adverse Effect) under any term or condition of (y) the organizational documents of any Applicable Partnership or any Significant Agreement (as defined below) to which any Applicable Partnership is a party or by which it is bound, or (z) any term or provision of any judgment, decree, order, statute, injunction, rule or regulation of a governmental unit applicable to an Applicable Partnership or (B) result in the creation of any Lien or other encumbrance upon the interest of either of PGI or PGLP in any Contributed Entity or the assets or properties of the Contributed Entities. For the purposes hereof, "Liens" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance for the payment of money, lien (statutory or otherwise), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, but not limited to, any conditional sale or other title retention agreement or the interest of a lessor under a capital lease.

                  (v) Ownership of the Contributed Entities. Other than for the interests of the Kemper Parties which are to be acquired by the Operating Partnership and the Company on the date hereof, each of the Persons identified as an Assignor on Schedule 1 hereto is the sole owner of the partnership interests of a Contributed Entity contributed by it to the Company or the Operating Partnership (the "Contributed Partnership Interests") and has good and valid title to such interests, free and clear of all Liens (subject to the rights and interests of Patterson that are being contributed pursuant to this Agreement). The Contributed Partnership Interests have been issued in compliance with the partnership agreements (as then in effect) of the Contributed Entities and were not issued in violation of any federal or state securities laws. There are no rights, subscriptions, warrants, options, conversion rights or agreements of any kind outstanding to purchase or to otherwise acquire any securities or obligations of any kind convertible into any partnership interest or other equity interests or profit participation of any kind in the Contributed Entities or the real estate owned by them (the "Properties")(or any part thereof) which will not be terminated or contributed to the Operating Partnership prior to Closing.

                  (vi) Compliance with Laws. Each of the Prime Entities has complied with all laws (excepting, however, Environmental Laws (as hereinafter defined), which are specifically covered by subsection
         (vii) below) applicable to the conduct of the business of the Prime Entities and the ownership, use and operation of the Property owned by a Prime Entity and has obtained all licenses and permits required for the conduct thereof, except where the failure to so comply or obtain could not have a Material Adverse Effect. To the best of the knowledge of each of PGI and PGLP, (A) such licenses and permits are in full force and effect and (B) neither PGI nor PGLP has received any notice of violation from any federal, state or municipal entity or notice of an intention by any such government entity to revoke any certificate of occupancy or other certificate, license or permit issued by it in connection with the use of any of the Properties owned by a Prime Entity, that in each case has not been cured or otherwise resolved to the satisfaction of such government entity, except where such failure or such action could not have a Material Adverse Effect. For the purposes hereof, "Environmental Laws" means all federal, state and local laws, ordinances and rules of common law relating to environmental safety or health matters, including those relating to fines, orders, injunctions, penalties, damages, contribution, cost recovery compensation, losses or injuries resulting from the release or threatened release of hazardous substances and the generation, use, storage, transportation or disposal of hazardous substances.

                  (vii) Environmental Matters. Except as disclosed in environmental reports, no Prime Entity has knowingly caused or permitted any Hazardous Material (as defined under applicable Environmental Laws) to be improperly maintained or disposed of on, under or at the Prime Entity's Property or any part thereof in violation of any Environmental Law. To the knowledge of each of PGI and PGLP and except for such matters as disclosed in environmental reports and except for such matters as would not have a Material Adverse
         Effect: (A) the Prime Entities are in compliance, and have heretofore complied, with all Environmental Laws, (B) none of the Prime Entities has received any written notice from any governmental unit or other person that it, its current or former operations or the properties now or heretofore owned, leased or used by it or any of its predecessors, are not or have not been in compliance with the Environmental Laws or that it has any material liability with respect thereto, (C) there are no administrative, regulatory or judicial proceedings pending or threatened against the Prime Entities pursuant to, or alleging any material violation of, or material liability under, any Environmental Laws, (D) none of the properties now or heretofore owned, leased or used by the Prime Entities has been used as a disposal site for any Hazardous Materials.

                  (viii) Ownership of Properties. With respect to each of the Prime Entities, said Prime Entity (A) is the sole owner of the Property as indicated on the Schedules hereto and (B) has good, valid and marketable title to such Property, free and clear of all Liens other than the Permitted Exceptions. For purposes hereof, "Permitted Exceptions" shall mean with respect to real property or any interest or estate therein owned by any Person:

                           A. Liens or deposits made to secure the release of
                  such Liens, securing taxes, the payment of which is at the time not delinquent or the payment of which is actively being contested in good faith by appropriate proceedings diligently pursued and for which appropriate reserves shall have been established on the Applicable Partnership's books in accordance with generally accepted accounting principles consistently applied ("GAAP");

                           B. attachments, judgments and other similar Liens
                  arising in connection with court or administrative proceedings, provided that the execution or other enforcement of such Liens is effectively stayed or secured and the claims secured by such Liens are actively being contested in good faith by appropriate proceedings diligently pursued and for which appropriate reserves shall have been established on the Applicable Partnership's books in accordance with GAAP;

                           C. zoning laws and ordinances; provided that the
                  Prime Entities' Property is not in violation thereof and that such laws and ordinances do not require the demolition, vacation or cessation of the present use of such Property or require the discontinuance of the use of all or any material portion of such Property as an office building, an industrial building or a parking facility, as applicable;

                           D. any laws, ordinances, deeds of trust, mortgages,
                  Liens, easements, rights of way, restrictions, exemptions, reservations, conditions, limitations, covenants, adverse rights or interests, matters disclosed in the title reports delivered in connection with the transactions contemplated hereby (the "Title Reports") and other matters described as exceptions on the Disclosure Schedule; provided that the applicable Property is not in violation thereof and the same do not require the demolition, vacation or cessation of the present use of such Property or require the discontinuance of the use of all or any material portion of such Property as an office building, an industrial building or a parking facility, as applicable;

                           E. any other easements, rights of way, restrictions,
                  exceptions, reservations, conditions, limitations, covenants, adverse rights or interests, licenses, minor irregularities in title and other similar encumbrances which do not in the aggregate have a Material Adverse Effect;

                           F. any law or governmental regulation or other right
                  of any governmental unit, which (Y) requires the person to maintain certain facilities or perform certain acts as a condition of its occupancy or use of its assets and properties, or (Z) condemns, appropriates or recaptures the person's assets or property; and

                           G. Liens imposed by laws, such as carriers',
                  warehouseman's and mechanics' liens and other similar liens arising in the ordinary course of business which secure payment of obligations not more than 60 days past due or which are being contested in good faith by appropriate proceedings diligently pursued, and for which adequate reserves shall have been established as of the date hereof on the Applicable Partnership's books in accordance with GAAP.

                  (ix) Tenant Leases. The rent roll described in subparagraph
         (xvi) below lists each of the leases to which a Prime Entity is a party which is currently in effect with respect to the Property owned by such Prime Entity, as the same have been amended or modified to the date hereof. The parties hereto acknowledge that the Disclosure Schedule does not list, and neither PGI nor PGLP makes any representation with respect to, (A) subleases, concessions, or license agreements which may have been entered into by tenants or subtenants or (B) license or concession agreements which have terms not in excess of sixty (60) days; provided that, in the case of a sublease or assignment, each of PGI and PGLP represents that the tenant listed in the rent roll described in subparagraph (xvi) below remains liable for the performance of the lease.

                  (x) Absence of Undisclosed Liabilities and Contractual Obligations. Except for liabilities arising in the ordinary course of business, since the date of the Applicable Partnerships' most recent financial statements and for those matters specifically and adequately accrued or reserved for in the financial statements of the Applicable Partnerships, the Prime Entities have no liabilities of any material nature, required by GAAP to be included in the financial statements of such Prime Entity, and which would have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of each of PGI and PGLP, there are no Significant Agreements of the Prime Entities other than as set forth in the Title Reports or reflected in the final prospectus for the initial public offering of securities of the Company or in the most recent financial statements of the Applicable Partnerships delivered to the Company. For purposes hereof, "Significant Agreement" of a Prime Entity means and includes any of the following to which such Person is a party or by which such Person or any of its assets or properties may be subject or bound, in each such case as amended and currently in effect, inclusive of any waivers relating thereto:

                  A. all agreements, instruments and documents evidencing or securing the contractual obligations of the Prime Property that involve annual payments in excess of $100,000;

                  B. all leases where the Prime Entity is the lessee (including capital leases), contracts, agreements or commitments (whether written or oral) that are not terminable without penalty on not more than 90 days' notice and that involve annual gross payments in excess of $100,000;

                  C. all ground leases where the Prime Entity is a ground lessee; and

                  D. all reciprocal easement agreements affecting the Prime Entities.

                  (xi) Significant Agreements; Binding Agreements. To the knowledge of PGI and PGLP, each of the Significant Agreements is valid and binding obligation of the applicable Prime Entity enforceable against the Prime Entity party thereto in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors rights generally and general equitable principles.

                  (xii) Litigation. There are no claims, actions, suits or proceedings pending, and, to the knowledge of each of PGI and PGLP, there are no investigations pending or claims, actions, suits, proceedings or investigations threatened, before any court, governmental unit or any arbitrator with respect to the Prime Entities in which an adverse determination is reasonably likely and would have a Material Adverse Effect.

                  (xiii) Property Improvements. To the knowledge of each of PGI and PGLP, except as previously disclosed, the improvements at each Property owned by a Prime Entity is in good condition and repair, ordinary wear and tear excepted, and has not suffered any material casualty or other material damage which has not been repaired in all material respects. To the knowledge of each of PGI and PGLP except as previously disclosed, there is no material latent or patent structural, mechanical or other significant defect or deficiency in the improvements owned by a Prime Entity.

                  (xiv) Condemnation Proceedings. Except as disclosed in the Title Reports or as otherwise previously disclosed, no proceedings have been commenced, or, to the knowledge of each of PGI and PGLP, threatened, by an authority having the power of eminent domain to condemn any part of any Property owned by a Prime Entity or any improvements thereon or, to the knowledge of each of PGI and PGLP, any property owned by a party to a reciprocal easement agreement affecting any Prime Entity, except such as would not have a Material Adverse Effect.

                  (xv) Bankruptcy and Insolvency. To the knowledge of each of PGI and PGLP, none of the tenants now occupying any Property owned by a Prime Entity, is the subject of any bankruptcy, reorganization, insolvency or similar proceedings.

                  (xvi) Rent Roll. The rent roll for the Property owned by a Prime Entity, contained in the closing certificates dated November 17, 1997 for each such entity, is true, correct and complete and, as of the date thereof, there are no prospective tenant cancellation rights, prospective renewal or extension options or future rent abatements or unpaid tenant concessions or other unpaid landlord obligations other than those summarized on such rent roll, except in each case to the extent any inaccuracies would not, individually or in the aggregate, have a Material Adverse Effect.

                  (xvii) Neither PGI nor PGLP is a "foreign person" within the meaning of Section 1445 (f) of the Code nor a "foreign partner" within the meaning of Section 1446 of the Code.

                  (xviii) Neither PGI nor PGLP owns, directly or indirectly, (i) five percent (5%) or more of the total combined voting power of all classes of stock entitled to vote, or five percent (5%) or more of the total number of shares of all classes of stock, of any corporation that is a tenant in a Property owned by a Prime Entity or (ii) an interest of five percent (5%) or more in the assets or net income of any tenant in a Property owned by a Prime Entity.

                  (xix) To the knowledge of each of PGI and PGLP, no condition exists which, with the giving of notice or the passage of time, or both, would permit any party to cancel its obligations under any reciprocal easement agreement to which any Prime Entity is a party or to be relieved of its operating covenants thereunder, except as set forth in the rent roll described in subparagraph (xvi) above.

                  (xx) Neither PGI nor PGLP has received or been informed in writing of the receipt of any written notice which is still in effect that there is any violation of a condition or agreement contained in any easement, restrictive covenant or any similar instrument or agreement affecting any Property or any portion thereof.

                  (xxi) Transfer Taxes. There are no transfer taxes payable, accruing or otherwise arising out of the transfer of the Contributed Entities to the Company or to the Operating Partnership (including any reconstitution of the limited partnership interests to general partnership interests) which shall not have been paid on or prior to the date hereof, other than transfer taxes relating to the transfer to the Company of the Contributed Entities in the amount of no more than $2,500,000.

                  (b) For the purposes of the representations and warranties of PGI and PGLP made pursuant hereto, a statement that a fact is true to "the knowledge" means, that after reasonable investigation, none of the following Persons actually knows such statement to be untrue: Michael W. Reschke, Richard
S. Curto, Jeffrey A. Patterson, Gary J. Skoien, Robert J. Rudnik and Donald Faloon. For purposes of this Agreement, any written notice given to the on-site property manager of a Property shall be deemed to have been given to the Contributed Entity and PGI.

                  (c) Patterson hereby represents and warrants to the Company and the Operating Partnership as follows:

                           (i) This Agreement constitutes his valid and legally
binding obligation, enforceable against him in accordance with its terms.

                           (ii) He owns the rights and interests to be conveyed
by him to the Operating Partnership pursuant to the terms of this Agreement free and clear of all liens and encumbrances.

                  (d) Except as specifically warranted in this Section, the Prime Transferors and Patterson make no representations and warranties to the Company or the Operating Partnership whatsoever regarding the Contributed Entities, the assets or properties to be acquired under the Contributed Contracts, or the assets of the Contributed Entities, including, but not limited to, THE WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WHICH ARE SPECIFICALLY DISCLAIMED. The Operating Partnership acknowledges that all of the assets to be conveyed by the Prime Transferors and Patterson to the Operating Partnership (and all of the assets of the Contributed Entities) will be conveyed "as is, where is." The Prime Transferors and Patterson make no representation or warranty with respect to any asset which is the subject of any of the Facility Acquisition Agreements.

                  (e) The Company hereby represents, warrants and covenants with and to the Prime Transferors and Patterson as follows:

                           (i) It is a real estate investment trust duly
organized and validly existing under the laws of the State of Maryland.

                           (ii) It has the full power and authority under the
terms of its trust agreement to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

                           (iii) This Agreement constitutes its valid and
legally binding obligation, enforceable against it in accordance with its terms.

                           (iv) On the Closing Date, except as otherwise agreed
to by PGI, the Operating Partnership and/or the Services Company will hire all of the employees of the Prime Transferors associated with the Contributed Entities and will assume all liabilities and obligations to or with respect to such employees, including any accrued but unpaid benefits, bonuses and vacation pay.

                  (f) The Operating Partnership hereby represents, warrants and covenants with and to the Prime Transferors and Patterson as follows:

                           (i)It is a limited partnership duly organized and
validly existing under the laws of the State of Delaware.

                           (ii) It has full legal power and authority to execute
and deliver this Agreement and to consummate the transactions contemplated hereby.

                           (iii) This Agreement constitutes its valid and
legally binding obligation, enforceable against it in accordance with its terms.

                           (iv) On the Closing Date, except as otherwise agreed
to by PGI, the Operating Partnership and/or the Services Company will hire all of the employees of the Prime Transferors associated with the Contributed Entities and will assume all liabilities and obligations to or with respect to such employees, including any accrued but unpaid benefits, bonuses and vacation pay.

                           (v) The Common Units to be issued by the Operating
Partnership to the Prime Transferors and Patterson pursuant to the terms of this Agreement will, when issued in accordance herewith be duly authorized, fully paid and nonassessable.

                           (vi) The Operating Partnership will not take any
action which would cause the transfers provided for in Section 1 not to qualify for tax-free treatment under section 351 of the Code.

                  (g) All of the representations and warranties provided for in this Section 6 shall survive the Closing Date and the delivery of the closing documents on the Closing Date for a period of two years.

         7.       CONDITIONS PRECEDENT.

                  (a) The obligation of the Prime Transferors and Patterson to consummate the transactions contemplated hereby is subject to the satisfaction of the following conditions (any of which may be waived by the Prime Transferors and Patterson in writing):

                           (i) All the terms, covenants and conditions of this
Agreement to be complied with and performed by the Company or the Operating Partnership on or before the Closing Date shall have been fully complied with and performed in all respects.

                           (ii) All the representations and warranties made by
the Company and Operating Partnership herein shall be true and correct in all material respects on and as of the Closing Date.

                           (iii) All consents required for the valid and
effective transfer of the assets to be transferred in accordance with Section 1 shall have been obtained and the consent to the assumption by the Operating Partnership of the obligations to be assumed by the Operating Partnership pursuant to Section 4 shall have been obtained, except for any approvals and consents described in Schedule 8 to this Agreement.

                           (iv) There shall be no pending or threatened
litigation against any of the parties hereto concerning or relating to the transactions contemplated hereby.

                           (v) The approval of all administrative agencies, if
any, whose approval of the transactions contemplated hereby is necessary or desirable shall have been obtained.

                           (vi) The Company, the Operating Partnership, PGI and
the other parties signatory thereto shall have entered into a Registration Rights Agreement in a form mutually agreeable to the parties thereto.

                           (vii) The Company, the Operating Partnership, Michael
W. Reschke and PGI shall have entered into a Non-Compete Agreement substantially in a form mutually agreeable to the parties thereto.

                           (viii) PGI shall have entered into an Indemnity
Agreement in a form mutually agreeable to the parties thereto.

                           (ix) PGI and the Operating Partnership shall have
entered into a Right of First Offer Agreement in a form mutually agreeable to the parties thereto.

                  (b) The obligations of the Company and the Operating Partnership to consummate the transactions contemplated hereby are subject to the satisfaction of the following conditions (any of which may be waived by the Company and Operating Partnership in writing):

                           (i) All the terms, covenants and conditions of this
Agreement to be complied with and performed by the Prime Transferors and Patterson on or before the Closing Date shall have been fully complied with and performed in all respects.

                           (ii) All the representations and warranties made by
the Prime Transferors and Patterson herein shall be true and correct in all material respects on and as of the Closing Date.

                           (iii) All required consents necessary for the valid
and effective transfer of the assets to be transferred to the Operating Partnership in accordance with the provisions of Section 1 shall have been obtained and the consent to the assumption by the Operating Partnership of the obligations to be assumed by the Operating Partnership pursuant to Section 4 shall have been obtained, except for any approvals and consents described in
Schedule 8 to this Agreement.

                           (iv) The Operating Partnership shall have obtained
title insurance (or endorsed commitment) insuring that all real property owned by the Contributed Entities are vested in the respective entities free and clear of all mortgages, liens and encumbrances except those reasonably acceptable to the Operating Partnership.

                           (v) The conditions referred to in Sections 7(a)(iv)
through 7(a)(ix) shall have been complied with or otherwise satisfied.

                           (vi) PGI shall have entered into an Environmental
Remediation and Indemnification Agreement with the Operating Partnership in a form mutually agreeable to the parties thereto.

         8.       INDEMNIFICATION

                  (a) Each Prime Transferor and Patterson hereby agrees to indemnify the Company and the Operating Partnership for, and to hold the Company and the Operating Partnership harmless from, the following:

                           (i) Any and all liabilities, damages, losses, costs
or deficiencies including any liabilities, damages, losses, costs or deficiencies under the Securities Act of 1933, as amended, resulting from any misrepresentation, breach of any warranty or nonfulfillment of any agreement or covenant on the part of the Prime Transferor or Patterson, whether contained in this Agreement or in any document furnished in connection with the transactions contemplated hereby; and

                           (ii) Any and all actions, suits, proceedings,
demands, assessments, judgments, costs and expenses incident to the foregoing, including reasonable attorney's fees.

                  (b) Each of the Company and the Operating Partnership hereby agrees to indemnify each Prime Transferor and Patterson for, and to hold each Prime Transferor and Patterson harmless from, the following:

                           (i) Any and all indebtedness, lease, contract or
other liabilities and obligations assumed by the Company and the Operating Partnership in accordance with the terms hereof;

                           (ii) Any and all liabilities, losses, costs, damages
or deficiencies resulting from any misrepresentations, breach of any warranty or nonfulfillment of any agreement or covenant on the part of the Company or the Operating Partnership, whether contained in this Agreement or in any document furnished in connection with the transactions contemplated hereby;

                           (iii) Any and all liabilities, damages, losses, costs
or deficiencies resulting from any act or circumstance relating to any of the assets transferred (including the assets and operations of the Contributed Entities and operations of PGI's office and industrial real estate division) whenever occurring;

                           (iv) Any loss, claim, damage, or liability, including
any loss, claim, damage, or liability under the Securities Act of 1933, as amended, or any applicable state securities laws, arising out of, or attributable to the Offering, except for losses, claims, damages or liabilities arising from the inaccuracy of information supplied by PGI for inclusion in the prospectus relating to the Offering; and

                           (v) Any and all actions, suits, proceedings, demands,
assessments, judgments, costs and expenses incident to any of the foregoing, including reasonable attorneys' fees.

                  (c) Any party seeking indemnification ("Indemnitee") pursuant to this Section 8 shall promptly (within 20 days of service to the Indemnitee if a third party has commenced actual litigation against the Indemnitee) give written notice to the party from which indemnification is sought ("Indemnitor") after the Indemnitee has knowledge of any claim against the Indemnitor as to which recovery may be sought against the Indemnitee pursuant to this Section 8, or of the commencement of any legal proceedings against the Indemnitee as to such claim after the Indemnitee has knowledge of such proceedings, whichever shall first occur, and shall permit the Indemnitor to assume the defense of any such claim or any litigation resulting from such claim. Such notice shall specify in reasonable detail the facts known to the Indemnitee giving rise to such indemnification rights and, if possible, an estimate of the amount of liability which could result therefrom. The right of the Indemnitee to indemnification hereunder shall be deemed agreed to unless, within ten days after the receipt of such notice, the Indemnitee is notified in writing by the Indemnitor that it disputes the right to indemnification as set forth in such notice. Failure by the Indemnitor to notify the Indemnitee of the Indemnitor's election to defend such action within ten days after notice thereof shall have been given to the Indemnitor, or failure to deliver notification to the Indemnitee by the Indemnitor that the Indemnitee's right to indemnification is being disputed, shall be deemed an acknowledgment by Indemnitor that Indemnitee is entitled to indemnification hereunder and shall be deemed to be an election by Indemnitor to defend such action. The Indemnitor shall not, in the defense of such claim or any litigation resulting therefrom, consent to entry of any judgment (except with the consent of the Indemnitee) or enter into any settlement (except with the consent of the Indemnitee) which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to the Indemnitee of a full, absolute and unconditional release from all liability in respect of such claim or litigation.

                  (d) If the Indemnitor shall not assume the defense of any such claim or litigation resulting therefrom, the Indemnitee may defend against such claim or litigation in such manner as it may deem appropriate. The Indemnitee may settle such claim or litigation on such terms as it may deem appropriate and the Indemnitor shall promptly reimburse the Indemnitee for the amount of such settlement, and all expenses, legal or otherwise, incurred by the Indemnitee in connection with the defense against, or settlement of, such claim or litigation. If no settlement of such claim or litigation is made, the Indemnitor shall promptly reimburse the Indemnitee for the amount of any judgment rendered with respect to such claim or in such litigation, and of all expenses, legal or otherwise, incurred by the Indemnitee in the defense against such claim or litigation. Notwithstanding the foregoing, if the Indemnitor has disputed the Indemnitee's right to indemnification in accordance with the provisions of
Section 8(c), the Indemnitor shall not be obligated to pay the Indemnitee the amount provided for in this Section 8(d) until such dispute has been resolved and it has been determined that the Indemnitor is required to make such indemnification payment.

                  (e) The right of any party to seek indemnification hereunder shall expire as to any claim not made on or prior to the second anniversary of the Closing whether or not the basis for any such claim was known on such date.

                  (f) The Prime Transferors maximum liability under this Section 8 shall be limited to $69,300,000.

                  (g) The recourse against Patterson for indemnity claims under this Section 8 shall be limited to the reconveyance by Patterson to the Operating Partnership of that certain amount of Common Units equal in value (based on the then trading value of the Common Shares of the Company) to the amount of the indemnity claim. Further, in no event shall Patterson be liable for further amounts after the reconveyance to the Operating Partnership of his full 110,000 Common Units received on the date hereof. Without the prior written consent of the Operating Partnership, Patterson agrees not to assign, transfer, pledge or otherwise convey such 110,000 Common Units for a period expiring on the later of (i) November 17, 1999, or (ii) the satisfaction of any claim for indemnification made of Patterson pursuant to this Section 8.

                  (h) As between the Prime Transferors and Patterson all liabilities under this Section 8 shall be shared on a pro-rata basis in accordance with the maximum amount of liability under this Section 8 of the Prime Transferors as set forth in Section 8(f) of $69,300,000 and an amount for Patterson of $2,200,000, unless the liability is caused by the gross negligence or willful misconduct of either the Prime Transferors or Patterson, in which event, as between the Prime Transferors and Patterson, the Person guilty of the gross negligence or willful misconduct shall be solely liable.

         9.       MISCELLANEOUS.

                  (a) Each of the parties hereto hereby covenants and agrees that subsequent to the Closing Date they will, at any time, and from time to time, upon the request and at the expense of the Company, do, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may reasonably be required to fully effectuate the transactions contemplated by this Agreement. Each of the Prime Transferors and Patterson hereby constitutes and appoints the Company as its true and lawful attorney-in-fact, with full power of substitution, to collect for the account of the Company or the Operating Partnership, as applicable, any receivables and other items conveyed to the Company or the Operating Partnership, as applicable, pursuant to the provisions of Section 1, to endorse in the name of the Prime Transferor, Patterson, the Company or the Operating Partnership, or any of them, any check received on account of any receivable, claim or other item, to institute and prosecute in the name of a Prime Transferor, Patterson or otherwise, any and all proceedings which the Company or the Operating Partnership may deem proper in order to collect, assert or enforce any claim, right or title of any kind in and to any of such transferred assets.

                  (b) All notices, requests, demands or other communications required or permitted under this Agreement shall be in writing and be personally delivered against a written receipt, delivered to a reputable overnight courier, for overnight delivery, transmitted by confirmed telephonic facsimile (fax) or transmitted by mail, registered, express or certified, return receipt requested, postage prepaid, addressed as follows:

         If to the Company or the Operating Partnership:

                  Prime Group Realty Trust
                  77 West Wacker Drive
                  Suite 3900
                  Chicago, Illinois 60601
                  Attn: President
                  Fax: (312) 782-5867

         With a copy to:

                  Prime Group Realty Trust
                  77 West Wacker Drive
                  Suite 3900
                  Chicago, Illinois 60601
                  Attn: General Counsel
                  Fax: (312) 917-1684

         If to PGI or PGLP:

                  c/o The Prime Group, Inc.
                  77 West Wacker Drive
                  Suite 3900
                  Chicago, Illinois 60601
                  Attn:  Michael W. Reschke
                  Fax: (312) 917-1511

         With a copy to:

                  The Prime Group, Inc.
                  77 West Wacker Drive
                  Suite 3900
                  Chicago, Illinois 60601
                  Attn: Robert J. Rudnik
                  Fax: (312) 917-1684

                           and

                  Winston & Strawn
                  35 West Wacker Drive
                  Chicago, Illinois 60601
                  Attn: Wayne D. Boberg
                  Fax: (312) 558-5700

         If to Patterson:

                  Jeffrey A. Patterson
                  403 North Lincoln Street
                  Hinsdale, Illinois 60521

All notices, demands and requests shall be effective upon being properly personally delivered, one (1) business day after delivery to a reputable overnight courier, upon transmission of a confirmed fax, or upon being deposited in the United States mail in the manner provided in this Section 9. However, the time period in which a response to any such notice, demand or request must be given shall commence to run from the date of personal delivery, one (1) business day after delivery to a reputable overnight courier, the date on the confirmation of a fax, or the date on the return receipt, as applicable. If any party refuses delivery, the notice, demand or request shall be deemed received
(i) one business day after personal delivery of the notice, demand or request was attempted or the notice, demand or request was delivered to a reputable overnight courier or was transmitted by fax or (ii) three business days after the notice, demand or request was deposited in the United States mail.

                  (a) This Agreement may be modified or amended from time to time only by a written instrument executed by all of the parties hereto.

                  (b) Captions contained in this Agreement are inserted only as a matter of convenience and reference, and in no way define, limit, extend or describe the scope of this Agreement, or the intent of any provision hereof. All references to Sections herein shall refer to Sections of this Agreement unless the context clearly requires otherwise.

                  (c) This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

                  (d) This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Illinois without regard to its conflicts of laws rules.

                  (e) This Agreement represents the entire agreement of the parties hereto with respect to the subject matter hereof.

                  (f) This Agreement may be executed in counterparts which, taken together, shall constitute one and the same instrument.

                  (g) Notwithstanding anything in this Agreement to the contrary, there shall be no recourse for any of the obligations set forth herein against the partners of PGLP or to or against their personal assets.

                            [signature page follows]

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

                            PRIME GROUP REALTY TRUST

                            By:   /s/ W. Michael Karnes
                               -----------------------------------
                                     Its: Executive VP
                                         -------------------------

                            PRIME GROUP REALTY, L.P.

                            By: Prime Group Realty Group
                                     Its General Partner

                            By: /s/ W. Michael Karnes
                               -----------------------------------
                                     Its   Executive VP
                                        --------------------------

                            PRIME GROUP REALTY SERVICES, INC.

                            By: /s/ W. Michael Karnes
                               -----------------------------------
                                     Its   Executive VP
                                        --------------------------

                            THE PRIME GROUP, INC.

                            By: /s/ Ray Grinvalds
                              ------------------------------------
                            Name: Ray Grinvalds
                                 ---------------------------------
                            Title: SVP
                                  --------------------------------

                            PRIME GROUP LIMITED PARTNERSHIP

                            By:   /s/ Michael W. Reshcke
                               -----------------------------------
                                     Michael W. Reschke,
                                     Managing General Partner

                                 /s/ Jeffrey A. Patterson
                               -----------------------------------

                                   SCHEDULE 1
                                       TO

                               FORMATION AGREEMENT

------------------------------------------- ------------------------------- -------------------------- -------------------------
                                            Interest Being Transferred to   Interest Being
                                            Operating Partnership           Transferred to
                 Entity                                                     the Company                Assignor
------------------------------------------- ------------------------------- -------------------------- -------------------------
K/77 Investors Limited Partnership
(dissolve after assignments)...........     98.9% L.P.                      .1% L.P.                   PGLP
------------------------------------------- ------------------------------- -------------------------- -------------------------
                                            1% G.P.                                                    Kilico Realty
------------------------------------------- ------------------------------- -------------------------- -------------------------
77 West Wacker Limited Partnership.....     5% G.P.                                                    Kilico Realty
------------------------------------------- ------------------------------- -------------------------- -------------------------
                                            5% G.P.                                                    PGI
------------------------------------------- ------------------------------- -------------------------- -------------------------
                                            34.9% L.P.                      .1% L.P.                   PGI
------------------------------------------- ------------------------------- -------------------------- -------------------------
                                            55% L.P.                                                   K/77 Investors Limited
                                                                                                       Partnership
------------------------------------------- ------------------------------- -------------------------- -------------------------
77 Fitness Center Limited Partnership..     89.9% L.P.                      .1% L.P.                   PGLP
------------------------------------------- ------------------------------- -------------------------- -------------------------
                                            10% G.P.                                                   PGI (from Prime 77
                                                                                                       Fitness Center, Inc.)
------------------------------------------- ------------------------------- -------------------------- -------------------------
1669 Woodfield
Road, L.L.C............................     98% L.L.C.                                                 PGLP (includes 1% from
                                                                                                       PGLP, Inc. and 1% from
                                                                                                       Prime International,
                                                                                                       Inc.)
------------------------------------------- ------------------------------- -------------------------- -------------------------
                                            1% L.L.C.                                                  PGI
------------------------------------------- ------------------------------- -------------------------- -------------------------
                                            1% L.L.C.                                                  Prime Group II, L.P.
------------------------------------------- ------------------------------- -------------------------- -------------------------


------------------------------------------- ------------------------------- -------------------------- -------------------------
                                            Interest Being Transferred to   Interest Being
                                            Operating Partnership           Transferred to
                 Entity                                                     the Company                Assignor
------------------------------------------- ------------------------------- -------------------------- -------------------------
Triad Development Company (dissolve after
assignments)                                25% G.P.                                                   Kilico Realty
------------------------------------------- ------------------------------- -------------------------- -------------------------
(PGC Development, Ltd. to distribute its    25% L.P.                                                   KILICO
ownership interests prior to assignments)
------------------------------------------- ------------------------------- -------------------------- -------------------------
                                            1% G.P.                                                    PGI (from Prime of
                                                                                                       Tennessee, Inc.)
------------------------------------------- ------------------------------- -------------------------- -------------------------
                                            .48% L.P. (from PGC                                        PGI (from PGC, Inc.)
                                            Development, Ltd.)
------------------------------------------- ------------------------------- -------------------------- -------------------------
                                            16.04% L.P. (from PGC                                      Professional Plaza,
                                            Development, Ltd.)                                         Ltd. (from R. Dan Culp)
------------------------------------------- ------------------------------- -------------------------- -------------------------
                                            32.38% L.P. (31.48% from PGC    .1% L.P.                   PGI
                                            Development, Ltd.)
------------------------------------------- ------------------------------- -------------------------- -------------------------
Nashville Office Building I,  Ltd......     49% G.P.                                                   Triad
------------------------------------------- ------------------------------- -------------------------- -------------------------
                                            50.9% L.P.                      .1% L.P.                   PGI (from Suzette
                                                                                                       Rand)(1)
------------------------------------------- ------------------------------- -------------------------- -------------------------
Professional Plaza, Ltd.(1)............     49% G.P.                                                   Triad
------------------------------------------- ------------------------------- -------------------------- -------------------------
                                            50.9% L.P.                      .1% L.P.                   PGI (from Tom Dolinak(2)
------------------------------------------- ------------------------------- -------------------------- -------------------------

-------------------

(1) Use Power of Attorney granted to Triad Development Company to assign to PGI and then assign to Operating Partnership and the Company.

(2) Operating Partnership will assign a .1% L.P. interest in this limited partnership to R. Dan Culp.


------------------------------------------- ------------------------------- -------------------------- -------------------------
                                            Interest Being Transferred to   Interest Being
                                            Operating Partnership           Transferred to
                 Entity                                                     the Company                Assignor
------------------------------------------- ------------------------------- -------------------------- -------------------------
Centre Square II, Ltd..................     49% G.P                                                    Triad
------------------------------------------- ------------------------------- -------------------------- -------------------------
                                            50.9% L.P.                      .1% L.P.                   PGI (from Peter Rowley(2)
------------------------------------------- ------------------------------- -------------------------- -------------------------
Old Kingston Properties, Ltd. ....... .     49% G.P.                                                   Triad
------------------------------------------- ------------------------------- -------------------------- -------------------------
                                            50.9% L.P.                      .1% L.P.                   PGI (from Donna
                                                                                                       Wadzita)(2)
------------------------------------------- ------------------------------- -------------------------- -------------------------
Triad Parking Corporation (dissolve after   50% stock                                                  PGI
assignments)...........................
------------------------------------------- ------------------------------- -------------------------- -------------------------
                                            50% stock                                                  Kilico Realty
------------------------------------------- ------------------------------- -------------------------- -------------------------
Triad Parking Company, Ltd.............     98.9% L.P.                      .1% L.P.                   Triad
------------------------------------------- ------------------------------- -------------------------- -------------------------
                                            1% G.P.                                                    Triad Parking
                                                                                                       Corporation
------------------------------------------- ------------------------------- -------------------------- -------------------------
Prime Columbus
Industrial, L.L.C......................     98% LLC                                                    PGLP (includes 1% from
                                                                                                       Prime International,
                                                                                                       Inc. and 1% from PGLP,
                                                                                                       Inc.)
------------------------------------------- ------------------------------- -------------------------- -------------------------

-------------------


(2) Use Power of Attorney granted to Triad Development Company to assign to PGI and then assign to Operating Partnership and the Company.


------------------------------------------- ------------------------------- -------------------------- -------------------------
                                            Interest Being Transferred to   Interest Being
                                            Operating Partnership           Transferred to
                 Entity                                                     the Company                Assignor
------------------------------------------- ------------------------------- -------------------------- -------------------------
                                            1% LLC                                                     PGI
------------------------------------------- ------------------------------- -------------------------- -------------------------
                                            1% LLC                                                     Prime Group II, L.P.
------------------------------------------- ------------------------------- -------------------------- -------------------------
Arlington Heights I, L.P...............     48.9% L.P.                      .1% L.P.                   Prime Group IV, L.P.
------------------------------------------- ------------------------------- -------------------------- -------------------------
                                            50% L.P.                                                   PGLP
------------------------------------------- ------------------------------- -------------------------- -------------------------
                                            1% G.P.*                                                  PGI
------------------------------------------- ------------------------------- -------------------------- -------------------------
Arlington Heights II, L.P..............     48.9% L.P.                      .1% L.P.                   Prime Group IV, L.P.
------------------------------------------- ------------------------------- -------------------------- -------------------------
                                            50% L.P.                                                   PGLP
------------------------------------------- ------------------------------- -------------------------- -------------------------
                                            1% G.P.*                                                  PGI
------------------------------------------- ------------------------------- -------------------------- -------------------------
Arlington Heights III, L.P.............     48.9% L.P.                      .1% L.P.                   Prime Group IV, L.P.
------------------------------------------- ------------------------------- -------------------------- -------------------------
                                            50% L.P.                                                   PGLP
------------------------------------------- ------------------------------- -------------------------- -------------------------
                                            1% G.P.*                                                  PGI
------------------------------------------- ------------------------------- -------------------------- -------------------------
Prime IRB Holdings, L.P (to be dissolved
after assignments and transfer of Bonds)    98.9% L.P.                      .1% L.P.                   PGI
------------------------------------------- ------------------------------- -------------------------- -------------------------
                                            1% G.P.                                                    PGLP (from Prime IRB,
                                                                                                       Inc.)
------------------------------------------- ------------------------------- -------------------------- -------------------------


* 1% G.P. interest to be assigned to PGI from Prime/AH Industrial Center, Inc. prior to assignments.


------------------------------------------- ------------------------------- -------------------------- -------------------------
                                            Interest Being Transferred to   Interest Being
                                            Operating Partnership           Transferred to
                 Entity                                                     the Company                Assignor
------------------------------------------- ------------------------------- -------------------------- -------------------------
East Chicago Enterprise Center Limited
Partnership............................     50% L.P.                                                   Prime Group IV, L.P.
------------------------------------------- ------------------------------- -------------------------- -------------------------
                                            22.5% G.P.                                                 PGI
------------------------------------------- ------------------------------- -------------------------- -------------------------
                                            27.4% L.P.                      .1% L.P.                   PGI
------------------------------------------- ------------------------------- -------------------------- -------------------------

------------------------------------------- ------------------------------- -------------------------- -------------------------
Kemper/Prime Industrial Partners.......     50% G.P.                                                   Prime Group IV, L.P.
------------------------------------------- ------------------------------- -------------------------- -------------------------
                                            49.9% G.P.                      .1% G.P.                   PGI
------------------------------------------- ------------------------------- -------------------------- -------------------------
Hammond Enterprise Center Limited
Partnership............................     50% L.P.                                                   Prime Group IV, L.P.
------------------------------------------- ------------------------------- -------------------------- -------------------------
                                            25% G.P.                                                   PGI
------------------------------------------- ------------------------------- -------------------------- -------------------------
                                            24.9% L.P.                      .1% L.P.                   PGI
------------------------------------------- ------------------------------- -------------------------- -------------------------

------------------------------------------- ------------------------------- -------------------------- -------------------------
K-P Enterprise Centers, Inc.                50% stock                                                  PGLP
(dissolve after assignments)...........     50% stock                                                  Prime Group IV, L.P.
------------------------------------------- ------------------------------- -------------------------- -------------------------

------------------------------------------- ------------------------------- -------------------------- -------------------------
K-P Enterprise Centers
Limited Partnership (dissolve after
assignments)...........................     49% L.P.                                                   PGLP
------------------------------------------- ------------------------------- -------------------------- -------------------------
                                            50% L.P.                                                   Prime Group IV, L.P.
------------------------------------------- ------------------------------- -------------------------- -------------------------
                                            1% G.P.                                                    K-P Enterprise Centers,
                                                                                                       Inc.
------------------------------------------- ------------------------------- -------------------------- -------------------------
Enterprise Center I, L.P...............     50% G.P.                                                   K-P Enterprise
------------------------------------------- ------------------------------- -------------------------- -------------------------


------------------------------------------- ------------------------------- -------------------------- -------------------------
                                            Interest Being Transferred to   Interest Being
                                            Operating Partnership           Transferred to
                 Entity                                                     the Company                Assignor
------------------------------------------- ------------------------------- -------------------------- -------------------------
                                                                                                       Centers
                                                                                                       Limited Partnership
------------------------------------------- ------------------------------- -------------------------- -------------------------
                                            49.9% L.P.                      .1% L.P.                   PGLP
------------------------------------------- ------------------------------- -------------------------- -------------------------

------------------------------------------- ------------------------------- -------------------------- -------------------------
Enterprise Center II, L.P..............     50% G.P.                                                   K-P Enterprise Centers
                                                                                                       Limited Partnership
------------------------------------------- ------------------------------- -------------------------- -------------------------
                                            49.9% L.P.                      .1% L.P.                   PGLP
------------------------------------------- ------------------------------- -------------------------- -------------------------

------------------------------------------- ------------------------------- -------------------------- -------------------------
Enterprise Center III, L.P.............     50% G.P.                                                   K-P Enterprise Centers
                                                                                                       Limited Partnership
------------------------------------------- ------------------------------- -------------------------- -------------------------
                                            49.9% L.P.                      .1% L.P.                   PGLP
------------------------------------------- ------------------------------- -------------------------- -------------------------

------------------------------------------- ------------------------------- -------------------------- -------------------------
Enterprise Center IV, L.P..............     50% G.P.                                                   K-P Enterprise Centers
                                                                                                       Limited Partnership
------------------------------------------- ------------------------------- -------------------------- -------------------------
                                            49.9% L.P.                      .1% L.P.                   PGLP
------------------------------------------- ------------------------------- -------------------------- -------------------------

------------------------------------------- ------------------------------- -------------------------- -------------------------
Enterprise Center V, L.P...............     50% G.P.                        .                          K-P Enterprise Centers
                                                                                                       Limited Partnership
------------------------------------------- ------------------------------- -------------------------- -------------------------
                                            49.9% L.P.                      .1% L.P.                   PGLP
------------------------------------------- ------------------------------- -------------------------- -------------------------

------------------------------------------- ------------------------------- -------------------------- -------------------------
Enterprise Center VI, L.P..............     50% G.P.                                                   K-P Enterprise Centers
                                                                                                       Limited Partnership
------------------------------------------- ------------------------------- -------------------------- -------------------------
                                            49.9% L.P.                      .1% L.P.                   PGLP
------------------------------------------- ------------------------------- -------------------------- -------------------------

------------------------------------------- ------------------------------- -------------------------- -------------------------




------------------------------------------- ------------------------------- -------------------------- -------------------------
                                            Interest Being Transferred to   Interest Being
                                            Operating Partnership           Transferred to
                 Entity                                                     the Company                Assignor
------------------------------------------- ------------------------------- -------------------------- -------------------------
Enterprise Center VII, L.P.............     50% G.P.                                                   K-P Enterprise Centers
                                                                                                       Limited Partnership
------------------------------------------- ------------------------------- -------------------------- -------------------------
                                            49.9% L.P.                      .1% L.P.                   PGLP
------------------------------------------- ------------------------------- -------------------------- -------------------------

------------------------------------------- ------------------------------- -------------------------- -------------------------
Enterprise Center VIII, L.P............     50% G.P.                        .                          K-P Enterprise Centers
                                                                                                       Limited Partnership
------------------------------------------- ------------------------------- -------------------------- -------------------------
                                            49.9% L.P.                      .1% L.P.                   PGLP
------------------------------------------- ------------------------------- -------------------------- -------------------------

------------------------------------------- ------------------------------- -------------------------- -------------------------
Enterprise Center IX, L.P..............     50% G.P.                                                   K-P Enterprise Centers
                                                                                                       Limited Partnership
------------------------------------------- ------------------------------- -------------------------- -------------------------
                                            49.9% L.P.                      .1% L.P.                   PGLP
------------------------------------------- ------------------------------- -------------------------- -------------------------

------------------------------------------- ------------------------------- -------------------------- -------------------------

------------------------------------------- ------------------------------- -------------------------- -------------------------
Enterprise Center X, L.P...............     50% G.P.                                                   K-P Enterprise Centers
                                                                                                       Limited Partnership
------------------------------------------- ------------------------------- -------------------------- -------------------------
                                            49.9% L.P.                      .1% L.P.                   PGLP
------------------------------------------- ------------------------------- -------------------------- -------------------------

-------------------

         All entities on this Schedule 1 are Prime Entities other than 1669 Woodfield Road, L.L.C. and Prime Columbus Industrial, L.L.C. which are Prime Contribution Entities.

                     SCHEDULE 4 TO FORMATION AGREEMENT

      Asset Purchase Agreement by and among Continental Offices, Ltd., Continental Offices Ltd. Realty and Prime Group Realty, L.P.

      Agreement for Purchase or Exchange dated June 13, 1997 by and between Sun Annex Partners and Salt Creek Partners, Ltd. and The Prime Group, Inc.

      Assignment and Assumption of Real Estate Purchase and Sale Agreement dated November 16, 1997 by and between The Prime Group, Inc. and 1990 Algonquin Road, L.L.C. and 2010 Algonquin Road, L.L.C.

      Purchase and Sale Agreement dated October, 1997, by and between The Mutual Life Insurance Company of New York, a New York mutual life insurance company and The Prime Group, Inc.

      Contract of Sale dated October 13, 1997, by and between The Mutual Life Insurance Company of New York, a New York mutual life insurance company and The Prime Group, Inc.

      Contract of Sale dated October 13, 1997 between MGI Properties (formerly known as Mortgage Growth Investors), One Winthrop Square, Boston, Massachusetts 02110 (Seller) and The Prime Group, Inc., 77 West Wacker Limited Partnership (Purchaser).

      Purchase and Sale Agreement and Joint Escrow instructions dated October 1, 1997 by and between Mission Land Company and The Prime Group, Inc.

                               SCHEDULE 5 TO FORMATION AGREEMENT

                                         NONE

                                                                  Schedule 6

ESCROW RECEIPT AND DISBURSEMENT AUTHORIZATION               PAGE 1


ESCROW NUM:     097070239-001       ORDER NUM:     01401-097070239  D2
CLOSER:         NANCY CASTRO

BUYER:          XX
SELLER:         XX

PROPERTY:

 RECEIPTS

 THE PRIME GROUP, INC.                           31,865.20
 PARTNERSHIP FUNDING (KNOXV)                    273,560.00
 PARTNERSHIP FUNDING RE: 77                     893,827.00
 PRIMESTONE - PGI PRIMESTON                     240,000.00
 PRIMESTONE - BLACKSTONE                     45,160,000.00
 PRIMESTONE - PRUDENTIAL SE                  39,600,000.00
 SECURITY CAPITAL                            39,000,000.00
 PRUDENTIAL SECURITIES LOAN                  82,613,370.00
 PRUDENTIAL SECURITIES RE:                  232,125,000.00
 EM/TICOR TO COME                               373,579.61
 CT&TCO./JO EM TO COME                          800,000.00
                                            --------------
      TOTAL RECEIPTS                        441,711,202.01
                                            --------------
                                            --------------

 DISBURSEMENTS

A     BANK OF MONTREAL, CHICAGO BRANCH        W   000000002390     11/17/97
                                         230,802,639.78
      CHECK TOTAL                                       230,802,639.78

B     HELLER FINANCIAL, INC.                  W   000000002391     11/17/97
                                         8,512,403.26
      CHECK TOTAL                                         8,512,403.26

C     ALLIED CAPITAL                          W   000000002392     11/17/97
                                        11,258,519.92
                                         2,011,805.55
      CHECK TOTAL                                        13,270,325.47

D     MCHENRY STATE BANK                      W   000000002473     11/17/97
                                         7,707,033.45
      CHECK TOTAL                                         7,707,033.45

E     NATIONWIDE LIFE INSURANCE COMPANY       W   000000002396     11/17/97
                                         6,443,983.60
      CHECK TOTAL                                         6,443,983.60

F     NATIONWIDE LIFE INSURANCE COMPANY       W   000000002398     11/17/97
                                           690,426.27
      CHECK TOTAL                                           690,426.27

G     GENERAL AMERICAN LIFE INS CO            W   000000002399    11/ 17/97
                                         5,423,246.28

H     GENERAL AMERICAN LIFE INS CO            W   000000002402    11/ 17/97
                                         2,480,104.36
      CHECK TOTAL                                         2,480,104.36

ESCROW RECEIPT AND DISBURSEMENT AUTHORIZATION               PAGE 2


ESCROW NUM:     097070239-001       ORDER NUM:     01401-097070239  D2
CLOSER:         NANCY CASTRO


 I    GENERAL AMERICAN LIFE INS CO            W   000000002403    11/ 17/97
                                         1,756,335.41
      CHECK TOTAL                                         1,756,335.41

J     GENERAL AMERICAN LIFE INS CO            W   000000002404    11/ 17/97
                                         4,006,541.08
      CHECK TOTAL                                         4,006,541.08

K     FIRST TENNESSEE BK NATL ASOC KNOXVILLE  W   000000002405    11/ 17/97
                                         1,123,676.59
      CHECK TOTAL                                         1,123,676.59

L     FIRST TENNESSEE BK NATL ASSOC KNOXVILLE W    000000002406    11/17/97
                                         5,293,736.78
      CHECK TOTAL                                         5,293,736.78

M          MID NORTH FINANCIAL SERVICES, INC  W   000000002461     11/17/97
                                         1,380,605.72
      CHECK TOTAL                                         1,380,605.72

N     BANK ONE ILLINOS, NA                    W   000000002408     11/17/97
                                              6,851,602.96
      CHECK TOTAL                                         6,851,602.96

O     LASALLE BANK NI                         W   000000002409     11/17/97
                                         3,586,653.61
      CHECK TOTAL                                         3,586,653.61

P     LASALLE NATIONAL BANK                   W   000000002411     11/17/97
                                         1,916,681.97
      CHECK TOTAL                                         1,916,681.97

Q     LASALLE BANK NA                         W  000000002412      11/17/97
                                         3,830,113.09
      CHECK TOTAL                                         3,830,113.09

R     MELLON MORTGAGE COMPANY                 W   000000002413     11/17/97
                                         647,496.75
      CHECK TOTAL                                           647,496.75

S     WEST SUBURBAN BANK                      W   000000002415     11/17/97
                                         495,084.05
      CHECK TOTAL                                           495,084.05

T     LASALLE BANK NA                         W   000000002416     11/17/97
                                         498,577.10
      CHECK TOTAL                                           498,577.10

U     AID ASSOCIATION FOR LUTHERANS           W   000000002417     11/17/97
                                         3,711,924.67
      CHECK TOTAL                                         3,711,924.67

ESCROW RECEIPT AND DISBURSEMENT AUTHORIZATION               PAGE 3


ESCROW NUM:     097070239-001       ORDER NUM:     01401-097070239  D2
CLOSER:         NANCY CASTRO


V     MIDLAND LOAN SERVICES                   W   000000002418     11/17/97
                                         13,988,172.25
      CHECK TOTAL                                        13,988,172.25

W     WEST SUBURBAN BANK                      W   000000002421     11/17/97
                                         153,383.85
      CHECK TOTAL                                           153,383.85

X     LASALLE BANK NA                         W   000000002423     11/17/97
                                         1,057,253.72
      CHECK TOTAL                                         1,057,253.72

Y     LASALLE BANK NA                         W   000000002424     11/17/97
                                         254,109.37
      CHECK TOTAL                                           254,109.37

A     LASALLE BANK NA                         W   000000002426     11/17/97
                                         3,302,323.64
      CHECK TOTAL                                         3,302,323.64

AA    MERCANTILE BANK                         W   000000002428     11/17/97
                                         4,705,340.59
      CHECK TOTAL                                         4,705,340.59

AB    MERCANTILE BANK                         W   000000002430     11/17/97
                                         1,077,115.42
      CHECK TOTAL                                         1,077,115.42

AC    MERCANTILE BANK                         W   000000002434     11/17/97
                                         2,350,893.56
      CHECK TOTAL                                         2,350,893.56

AD    NATIONAL CANADA CORPORATION          W    0000000002419   11/17/97
                                         19,444,186.94
      CHECK TOTAL                                        19,444,186.94

AE    CHICAGO TITLE AND TRUST COMPANY
                                         200,000.00
      CHECK TOTAL                                           200,000.00

AF    RICHARD S. HOMER                     W    000000002436    11/17/97
                                         144,026.72
      CHECK TOTAL                                           144,026.72

AG    LUMBERMANS MUTUAL CASUALTY COMPANY   W    000000002437    11/17/97
      PER CLOSING STATEMENT (KEMPER)     3,050,000.00
      CHECK TOTAL                                         3,050,000.00

AH    KILICO REAL ESTATE ACCOUNT           W    000000002439    11/17/97
                                         2,524,272.00
      CHECK TOTAL                                         2,524,272.00

AI    U.S. TITLE GUARANTY CO, INC          W    000000002463    11/17/97
      SALT CREEK NET PROCEEDS            1,365,284.71
           CHECK TOTAL                                    1,365,284.71

AJ    AMERICAN UNITED LIFE INSURANCE COMPANY       W    000000002441    11/17/97
                                         2,350,950.57

ESCROW RECEIPT AND DISBURSEMENT AUTHORIZATION                    PAGE 4


ESCROW NUM:     097070239-001       ORDER NUM:     01401-097070239  D2
CLOSER:         NANCY CASTRO




           CHECK TOTAL                                    2,350,950.57

AK    NARCO 4300 ASSOCIATES                W    000000002442    11/17/97
      PYT. AS DIR., PROCEEDS             334,676.00
           CHECK TOTAL                                      334,676.00

AL    CAROL STREAM INDUSTRIAL PARK         W    000000002443    11/17/97
      PYT. AS DIR., PROCEEDS             348,335.00
           CHECK TOTAL                                      348,335.00

AM    NARCO ENTERPRISES, INC.              W    000000002445    11/17/97
      PYT. AS DIR., PROCEEDS             238,774.00
           CHECK TOTAL                                      238,774.00

AN    NARCO LISLE ASSOCIATES               W    000000002446    11/17/97
      PYT. AS DIR., PROCEEDS             3,228,760.00
           CHECK TOTAL                                    3,228,760.00

AO    RAWLS 130                            W    000000002450    11/17/97
        PYT. AS DIR., PROCEEDS           952,036.00
           CHECK TOTAL                                      952,036.00

AP    TRI-STATE INDUSTRIAL PARK            W    000000002451    11/17/97
        PYT. AS DIR., PROCEEDS           51,869.00
           CHECK TOTAL                                       51,869.00

AQ    UTAH FIRST EXCHANGE, INC.            W   000000002452     11/17/97
      EDWARD E. JOHNSON PROCEEDS         169,522.98
           CHECK TOTAL                                      169,522.98

AR    IBD                                  W  000000002453      11/17/97
      PROCEEDS                           427,987.00
           CHECK TOTAL                                       47,987.00

AS    SHEFSKY FORELICH & DIVINE LTD.       W   000000002454     11/17/97
      LEGAL FEES                         111,000.00
           CHECK TOTAL                                      111,000.00

AT    CREDIT SUISSE, FIRST BOSTON          W   000000002454     11/17/97
      LETTER OF CREDIT EXTENSION FEE     75,000.00
           CHECK TOTAL                                       75,000.00

AU    CHICAGO TITLE 97970059
                                         5,856,255.57
                                           143,744.43
           CHECK TOTAL                                    6,000,000.00

AW    STEPHEN J. NARDI                     W  000000002502      11/17/97
      AFFILIATE LOAN PAYMENT                              6,114,204.00
           CHECK TOTAL                                    6,114,204.00

AX    SAM SAX
      PROCEEDS/HADESMAN                  100,000.00
           CHECK TOTAL                                      100,000.00

ESCROW RECEIPT AND DISBURSEMENT AUTHORIZATION                    PAGE 5


ESCROW NUM:     097070239-001       ORDER NUM:     01401-097070239  D2
CLOSER:         NANCY CASTRO


AY    TO COME
      PYT RE:  SURVEY                    4,700.00
           CHECK TOTAL                                        4,700.00

B     CT&T CO.
      TITLE - OTHER HADESMAN             17,665.00
           CHECK TOTAL                                       17,665.00

BA    CT&T CO.
      PYT RE TECHNOLOGY                  1,337.00
           CHECK TOTAL                                        1,337.00

BB    CT&T CO.
      TRANSFER TAX RE 801N TECHNOLOGY    6,075.00
           CHECK TOTAL                                        6,075.00

BC    CT&T CO.
      ALL OTHER TRANSFER TAX             70,632.00
           CHECK TOTAL                                       70,632.00

BD    BENNETT & KAHNWEILER
      BROKER                             50,000.00
           CHECK TOTAL                                       50,000.00

BE    PRUDENTIAL SECURITIES, INC.          W  000000002485      11/17/97
      PYT RE FINANCIAL ADVISORY FEE      1,841,618.50
           CHECK TOTAL                                    1,841,618.50

BF    BANK OF BOSTON                       W 000000002494       11/17/97
                                         940,062.27
           CHECK TOTAL                                      940,062.27

BG    PRUDENTIAL SECURITIES, BK OR NY      W  000000002497      11/17/97
                                         562,500.00
           CHECK TOTAL                                      562,500.00

BH    VERRILL & DANA
                                         132,500.00
           CHECK TOTAL                                      132,500.00

BI    BELL, BOYD & LLOYD
      PYT. AS DIR., FEES & EXPENSES                         291,200.00
           CHECK TOTAL                                      291,200.00

BJ    THE PRIME GROUP, INC.                W  000000002491    11/17/97
      PROCEEDS                           7,420,509.79
           CHECK TOTAL                                    7,420,509.79

BK    FIRST AMERICAN TITLE                 W  000000002521    11/17/97
      PYT. AS DIR., RE NARDI             202,824.30
           CHECK TOTAL                                      202,824.30

BL    BAKER DONELSON
      BOND COUNSEL FEE                   30,600.00
           CHECK TOTAL                                       30,600.00

ESCROW RECEIPT AND DISBURSEMENT AUTHORIZATION                    PAGE 6


ESCROW NUM:     097070239-001       ORDER NUM:     01401-097070239  D2
CLOSER:         NANCY CASTRO



BM    KEMPER
      LETTER OF CREDIT FEE               9,776.00
      ASSET MANAGEMENT FEE                                    6,209.72
           CHECK TOTAL                                       15,985.72

BN    SAM SAX
      PARTNERSHIP PORTION                100,000.00
           CHECK TOTAL                                      100,000.00

BO    TO COME
      SURVEYS RE HADESMAN                14,878.02
           CHECK TOTAL                                       14,878.02

BQ    AMERICAN NATIONAL BANK
      TRUST FEES RE NARDI                125.00
           CHECK TOTAL                                          125.00

BR    WINSTON & STRAWN
      CONTINENTAL OFFICE ESCROW          700,000.00
           CHECK TOTAL                                      700,000.00

BS    CONTINENTAL OFFICES LIMITED
      PURCHSE OF ASSETS                  5,225,129.00
           CHECK TOTAL                                    5,225,129.00

BT    KEMPER
      PYT. AS DIR., RE TRIAD             1,597,851.41
           CHECK TOTAL                                    1,597,851.41

BU    TICOR TITLE
                                         33,186.02
           CHECK TOTAL                                       33,186.02

BV    CB COMMERCIAL
                                         270,000.00
           CHECK TOTAL                                      270,000.00

BW    STEPHEN J. NARDI                     W  00000002520       11/17/97
      PROCEEDS                           3,277,025.00
           CHECK TOTAL                                    3,277,025.00

BX    CHICAGO TITLE
      RETAIN RE MUNSTER                  13,450,000.00
           CHECK TOTAL                                   13,450,000.00
                                                        --------------
 TOTAL DISBURSEMENTS                                    431,486,698.00
                                                        --------------
                                                        --------------
      BALANCE                                            10,224,503.41
                                                        --------------
                                                        --------------

                                  Schedule 7
                           To Formation Agreement
                             Disclosure Schedule


1. All matters disclosed in any title insurance reports or commitments delivered in connection with the transactions contemplated by the Formation Agreement.

2. All matters disclosed in any environmental assessments or reports delivered in connection with the transactions contemplated by the Formation Agreement.

3. All matters disclosed in the Registration Statement and Prospectus, dated November 11, 1997, including the exhibits thereto and the financial statements included therein.

4. Tenants in which The Prime Group, Inc. or Prime Group Limited Partnership has a 5% or more interest:


 Entity                                  Address of Project
 Brookdale Living Communities, Inc.      77 West Wacker Drive
                                         48th Floor
                                         Chicago, IL 60601

 The Prime Group, Inc.                   77 West Wacker Drive
                                         42nd Floor
                                         Chicago, IL 60601

 Ambassador Apartments, Inc.             77 West Wacker Drive
                                         40th Floor
                                         Chicago, IL 60601

 The Prime Group, Inc.*                  77 West Wacker Drive
                                         39th Floor
                                         Chicago, IL 60601

*Will be assumed by Prime Group Realty Trust

5.    Pending litigation:

 (a) Karen McIntosh v. The Prime Group, Inc. . Pepper Construction Company, 77 West Wacker Limited Partnership, and all unknown owners of 77 West Wacker, Case No. 94 M2 1646, filed on June 9, 1994, in the Circuit Court of Cook County, Illinois, Municipal Department - Second District. Plaintiff, an employee of a tenant in the 77 West Wacker Drive Building (the "77 Project'), alleges that she was struck by a board providing protection to the wood paneling in the elevator cab in the 77 Project and, as a result thereof, sustained injuries. Pepper Construction

Company ("Pepper") constructed the protective barrier in the elevator cab. The plaintiff alleges that The Prime Group, Inc. ("PGI") and 77 West Wacker Limited Partnership (the "77 Partnership") were negligent in failing to maintain, inspect and repair the elevator cab in a reasonable manner and, that her injuries were proximately caused by such negligence. This matter has been forwarded to the 77 Partnership's insurance carrier. The 77 Partnership's insurance carrier has tendered the defense of this action to the insurance carrier for Pepper, which has accepted the tender. It is expected that any and all damages awarded to the plaintiff against the 77 Partnership or PGI will be fully covered by insurance.

 (b) Michael Spiezio v. Schal Associates, Inc. , Pepper Construction, The Prime Group, Inc. and Carrera Marble & Mosaics, Case No. 92L15284, filed on December 15, 1992, in the Circuit Court of Cook County, Illinois, County Department, Law Division. Plaintiff alleges that he was an employee of Carrera Marble & Mosaics ("Carrera"), which performed work and/or supplied materials for or in connection with the construction of the 77 Project. The plaintiff alleges that, while working on the 77 Project, the plaintiff sustained injuries, and is seeking damages therefor. The defense of this case is being handled by Carrera's insurance carrier. It is expected that any and all damages awarded to the plaintiff against the 77 Partnership or PGI will be fully covered by insurance.

 (c) Giuseppe Fricano v. Schal Associate, Inc. and 77 West Wacker Limited Partnership, Case No. 92LI4542, filed in the Circuit Court, Cook County, Illinois on November 20, 1992. The plaintiff in this action, alleges that he was an employee of GMI Corporation ("GMI") , a subcontractor retained by Schal to perform work in connection with the construction of the 77 Project, and that he was injured while performing work on the 77 Project. The 77 Partnership has tendered defense of this lawsuit to the 77 Partnership's insurance carrier, which, in turn, tendered defense of the action to Massachusetts Bay Insurance Company ("MBIC") , the insurance carrier of GMI, which has accepted the defense of this lawsuit. The defense of this action is being handled by attorneys retained by MBIC. It is expected that any and all damages awarded to the plaintiff against the 77 Partnership will be fully covered by insurance.

 (d) Charles O. Dowler v. Schal Associates, Inc., The Prime Group, Inc., Prime Group Realty, Inc. and 77 West Wacker Limited Partnership, Case No. 93L07708, filed on June 25, 1993, in the Circuit Court of Cook County, Illinois, County Department, Law Division. Plaintiff in this action alleges that he was employed by PDM Structural Group ("PDM") , a subcontractor retained by Schal to perform work in connection with the construction of the 77 Project, and that, on or about July 2, 1991, the plaintiff was injured while working on the 77 Project. The defense of PGI, Prime Group Realty, Inc. and the 77 Partnership in this action was tendered to the insurance carrier for Schal, which, in turn, tendered the defense on behalf of Schal, PGI, Prime Grout) Realty, Inc. and the 77 Partnership to the insurance carrier for PDM. The insurance carrier for PDM has accepted tender of the defense on behalf of all defendants of this action. The defense of this action is being handled by attorneys retained by PDM's insurance carrier. It is expected that any and all damages awarded to the plaintiff against the 77 Partnership, PGI or Prime Group Realty, Inc. will be fully covered by insurance.

 (e) Robert Ochoa v. 77 West Wacker Limited Partnership, American National Bank as Trustee under Trust Agreement No. 110025-08, The Prime Group, Inc. , R.R. Donnelley Building, Schal Construction Company, Pepper Construction, LaSalle Construction, Robert Irsay Company and TOR Construction, Case No. 93L010010, filed on August 17, 1993, in the Circuit Court of Cook County, Illinois, County Department, Law Division. The plaintiff alleges that he was an employee of Great Lakes Plumbing Heating Company ("Great Lakes"), a subcontractor of Schal, and that, on or about May 2, 1992, plaintiff fell off scaffolding while performing work in connection with the construction of the 77 Project and, as a result thereof, sustained injuries. The 77 Partnership has tendered defense of this action on behalf of the 77 Partnership to the 77 Partnership's insurance carrier, which, in turn, tendered defense of this action to the insurance carrier for Schal. The insurance carrier for Schal, in turn, tendered defense of this action to the insurance carrier for Great Lakes, which has accepted such tender. The defense of this action was being handled by attorneys retained by the insurance carrier for Great Lakes. it is expected that any and all damages awarded to the plaintiff against the 77 Partnership will be fully covered by insurance.

 (f) Michael Schumacher v. Schal Associates, Inc. and The Prime Group, Inc., Case No. 94L08011, filed on June 29, 1994, in the Circuit Court of Cook County, Illinois, County Department, Law Division. The plaintiff alleges that he was an employee of Riggio Caulking, Inc., a subcontractor of Schal, and that he was injured on September 16, 1992 while performing work on or with respect to the 77 Project. This matter has been forwarded to the 77 Partnership's insurance carrier, which tendered defense of this action to Schal's insurance carrier. The defense of this action is being handled by attorneys retained by Schal's insurance carrier. The 77 Partnership expects that any and all damages awarded to the plaintiff against the 77 Partnership will be fully covered

 (g) Terrance Sullivan v. The Prime Group, Inc., Schal Associates, Inc. n/k/a Schal Bovis, Inc., 77 West Wacker Limited Partnership, Pitt-Des Moines, Inc. and Tribco Construction Co., Case No. 94L09311, filed on July 27, 1994, in the Circuit Court of Cook County, Illinois, County Department, Law Division. The plaintiff, alleges that he was an employee of Gateway Steel which, in turn, was a subcontractor of Schal, and that, on August 18, 1990, the plaintiff was injured while performing work in connection with the construction of the 77 Project. This matter has been forwarded to the 77 Partnership's insurance carrier, which tendered defense of this action to Schal's insurance carrier. Schal's insurance carrier subsequently tendered this action to the insurance carrier for Tribco Construction Co. ("Tribco") . The defense of this action is being handled by attorneys retained by Tribco's insurance carrier. It is expected that any and all damages awarded to the plaintiff against the 77 Partnership will be fully covered by insurance.

 (h) Terrance Sullivan v. The Prime Group, Inc., Schal Associates, Inc. and n/k/a Schal Bovis, Inc., and PDM Structural Group, a division of Pitt-Des Moines, Inc., Case No. 95L00481, filed on January 11, 1995 in the Circuit Court of Cook County, Illinois, County Department, Law Division. The plaintiff alleges that he was an employee of Gateway Erectors, which, in turn, was a subcontractor of Schal, and that, on or about, May 30, 1991, while working at the 77 Project, the plaintiff was injured when the plaintiff was required to lift a metal re-enforcing bar at the 77 Project. Defense of this action on behalf of all defendants is being handled by attorneys retained by the insurance carrier for a subcontractor of Schal. It is expected that any and all damages awarded to plaintiff against the 77 Partnership will be fully covered by insurance. This case is in the discovery stage.

 (i) Roger P. Ward d/b/a Roger Ward & Company v. Bank of Montreal, Kemper Investors Life Insurance Company, 77 West Wacker Limited Partnership, The Prime Group, Inc., The John Buck Company and Keck, Mahin & Cate, Case No. 96CH02007284, filed on July 11, 1996, in the Circuit Court of Cook County, Illinois, County Department, Chancery Division. The plaintiff in this action alleges that he provided real estate brokerage services in connection with a sublease between Keck, Mahin & Cate, as sublandlord, and Michael, Best & Friedrich, as subtenant, for space in the 77 Project. Plaintiff claims he is entitled to a commission payment of $117,530.00 for such services, plus interest, fees and costs. The plaintiff seeks foreclosure and other available relief. Motions to Dismiss this action, filed by the defendants, have been granted. The defendants are seeking to recover attorneys' fees and costs. The plaintiff has indicated that he intends to appeal the granting of the Motions to Dismiss. The 77 Partnership and PGI are represented in this matter by Kenneth P. Purcell, Esq. of Winston & Strawn.

 (j) McOuay Services v. The Prime Group, Inc., Case No. 97MI-158877, filed on October 29, 1997, in the Circuit Court of Cook County, Illinois, Municipal Department, First District, Contract. The plaintiff in this action seeks $10,353.01, plus interest, which plaintiff alleges is due for a piece of equipment supplied by plaintiff for the 77 Project. PGI and 77 Partnership claim that the equipment was defective and, therefore, no amount is owed to plaintiff. PGI and 77 Partnership intend to defend this action.

 (k) In Re: Clark Material Handling, Inc. In 1995, Clark Material Handling, Inc. ("Clark") filed for protection against creditors under Chapter 11 of the United States Bankruptcy Code (Case No. 95-60258 in the United States Bankruptcy Court, Northern District of Indiana, Hammond Division at Gary/LaFayette). Clark was the lessee under the Lease for space in the facility now owned by Enterprise Center I, L.P. ("ECLLP"). The business conducted in the premises leased by Clark was conducted under the name of Rubber Material Handling, Inc. ("RMH") , which, to the best knowledge of the undersigned, is an affiliate of Clark. Clark is delinquent in the payment of rent and other amounts under its Lease. EC1LP has made a claim in the bankruptcy proceedings in the amount of $2,208,432.46 for administrative costs and expenses and for contingent and unliquidated pre-petition costs and expenses. Clark has disputed EC1LP's claim, and, based on Clark's financial condition, it is unlikely that EC1LP will recover the full amount of its claims against Clark. EC1LP is represented in this matter by Terry Malik, Esq. and John B. Griffith, Esq. of Winston & Strawn.

 (l) Cametco Illinois, Inc.; Granulation Services, Inc. Cametco Illinois, Inc. ("Cametco") leases space in the building owned by Enterprise Center II, L.P. ("EC2LP") . Cametco apparently sublet this space to Granulation Services, Inc. ("Granulation") . EC2LP made demands on Cametco that Cametco repair damages to the building owned by EC2LP caused by the corrosive nature of the substances used in the business operated in the leased premises. EC2LP, Cametco, Granulation and Boyd Cass (the guarantor of a portion of Cametco's obligations under its lease with EC2LP) entered into that certain Second Amendment to Lease Agreement (the "Second Amendment") , dated as of January 28, 1997, in connection with the settlement of this dispute. The Second Amendment provides, in part, (i) that Granulation will pay $208,348.00 to EC2LP, (ii) that Cametco and Boyd Cass will pay $90,000.00 to EC2LP, and (iii) that Granulation will make certain repairs to the leased premises, which obligation is secured by a cash escrow of $100,000.00 (the "Escrowed Funds") made by Granulation. The foregoing payments have been made by Granulation, Cametco and Boyd Cass, as applicable, and the required repairs have been completed by Granulation. EC2LP has delivered a Joint Order to Granulation for the release of the Escrowed Funds to the contractor which performed the work, but the Joint Order has not yet been returned to EC2LP, and, therefore the Escrowed Funds have not been released. The Second Amendment also extends the termination date of Cametco's lease with EC2LP from January 31, 1997 to July 31, 1997. EC2LP is represented in this matter by Daniel J. Biederman, Esq. of Hinshaw & Culbertson.

 (m) Illiana Steel, Inc. Illiana Steel, Inc. ("Illiana") , a tenant in the building owned by Enterprise Center IV, L.P. ("EC4LP"), has not paid all amounts which EC4LP has determined is owed under its lease. Illiana has disputed the calculation of additional rent under the lease and, as a result, has not paid all of the amounts invoiced by EC4LP. In addition, a dispute exists between Illiana. and EC4LP over whether EC4LP is responsible for tuckpointing brick on the exterior of the leased premises or for the repairs of certain cranes in the leased premises. The parties currently are negotiating a settlement of the matter.

 (n) David Van Lul, Kathleen Van Lul and Sean Holloway v. The Prime Group, Inc., Cause No 450049702CT00144, filed on February 19, 1997, in the Superior Court of Lake County, Indiana, Civil Division, Room Four. In August, 1995, a trailer on the property owned by EC1LP was blown over by wind, injuring David van Lul's left arm, wrist and back, injuring Sean Holloway's spine and extremities and causing damage to the car owned by Mr. Holloway. The plaintiffs allege that Prime was negligent and that such negligence caused the incident. The defense in this action is being handled by EC1LP's insurance carrier. It is expected that any damages awarded against PGI in this action will be fully covered by insurance.

 (o) Slitting Services, Inc. Slitting Services, Inc. ("Slitting"), a former tenant in the project owned by EC5LP, has claimed that Enterprise Center V, L.P. ("EC5LP") has not satisfied its obligations to perform certain tenant improvement work under its lease with Slitting. Slitting and EC5LP have agreed on a settlement of this dispute under which EC5LP will make certain payments to Slitting. In addition, EC5LP has demanded Slitting to pay approximately $107,100, representing the estimated cost to remediate a petroleum spill on EC5LP's property which was allegedly caused by Slitting. EC5LP has withheld this amount from amounts otherwise payable by EC5LP to Slitting under the terms of the above-referenced settlement.

 (p) Kerola Enterprises, Inc. On or about April 25, 1995, HECLP sent a letter to Kerola Enterprises, Inc. ("Kerola") , a former tenant in the facility owned by Hammond Enterprise Center Limited Partnership ("HECLP") , demanding payment by Kerola of past due a-mounts aggregating $156,871.08. HECLP and Kerola had agreed to settle this dispute for the payment by Kerola to HECLP in the aggregate amount of $28,725.38, plus interest thereon at the rate of twelve percent (12!k) per annum, payable in monthly installments of $1,500.00 each, commencing December 1, 1995, but Kerola has not made the required payments. Kerola currently owes at least $45,053.90 in past due rent and $387,914.05 in late charges. HECLP is currently considering initiating litigation against Kerola.

 (q) John Garcia and Norma Garcia v. Brian Moore, The Prime Group, Inc. and Deeann B. Auto Sales, Inc., Cause No. 45D019605CT 447, filed on May 6, 1996, in the Lake County Superior Court, Room 1, Hammond, Indiana. The plaintiffs in this action allege that, on or about May 16, 1994, John Garcia was involved in an automobile accident with a vehicle driven by Brian Moore, who, at the time, was employed by PGI and worked through PGI's office in Hammond, Indiana. PGI has tendered the defense of this action to its insurance carrier. It is expected that all damages awarded to plaintiffs against PGI in this action will be fully covered by insurance.

 (r) Carol Riepe, Special Administratrix of the estate of Frank J. Rieve, deceased v. Sterling Steel Services, Ltd., Sterling Steel, Inc., The Prime Group, Inc. and Whiting Corporation, Case No. 96L02402, filed on March 1, 1996, in the Circuit Court of Cook County, Illinois County Department, Law Division. The plaintiff in this action seeks damages allegedly suffered by the plaintiff by reason of the death of Frank J. Riepe. Mr. Riepe was an employee of Whiting Corporation ("Whiting"). Whiting was retained by Enterprise Center X, L.P. ("EC10LP") to perform certain work in the space leased by Sterling. While working in the space leased by Sterling, Mr. Riepe fell off scaffolding and died. It is expected that any damages awarded in this action to plaintiff against PGI or EC10LP will be fully covered by insurance. The defense of this action on behalf of PGI and EC10LP is being handled by attorneys retained by EC10LP's insurance carrier.

 (s) Norfolk and Western Railway Company v. Torrence Partners Limited Partnership, Saville Chicago, Inc., Principal Mutual Life Insurance Company, Container Recycling Alliance, L.P., Kemper/Prime Industrial Partners, The Prime Group, Inc. Enterprise Center VII. L.P. , Enterprise Center VIII, L.P., Enterprise Center IX, L.P., Enterprise Center X, L.P., K-P Enterprise Centers, Inc., Galaxy Steel & Tube, Inc., LaSalle National Bank, Limited Partners of Torrence Partners Limited Partnership), Edward J. Rosewell, as County Treasurer and unknown owners, Case No. 97L 50613, filed on June 4, 1997, in the Circuit Court of Cook County, Illinois, County Department, Law Division. The plaintiff filed a Complaint for Condemnation to condemn the property owned by Torrence Partners Limited Partnership (the "Torrence Property"). The Torrence Property is located in the Chicago Enterprise Center, but is not owned by any of the CEC Partnerships (defined below). The CEC Partnerships were named in this action on account of their interests in the Torrence Property by reason of various easement agreements.

 (t) Wojciech Chryczyk and Boquska Chryczvk v. The Prime Group, Inc., Arlington Heights I, L.P., Arlington Heights II, L.P., Arlington Heights III, L.P., International Components Corporation, Lech Construction Company and Belcore Electric Construction Co., Case No. 96-L-009297, filed on August 13, 1996, in the Circuit Court of Cook County, Illinois, County Department, Law Division. This action was brought by the plaintiffs to recover damages suffered on account of an incident which occurred on or about April 28, 1995, in the facility owned by Arlington Heights I, L.P. ("AHlLP"), Arlington Height II, L.P. ("AH2LP") and Arlington Heights III, L.P. ("AH3LP"; collectively the "AH Partnerships"). On or about such date, Wojciech Chryczyk, an electrician working in the facility owned by the AH Partnerships, was severely burned as a result of an electrical explosion which occurred from an electrical panel in the facility. Mr. Chryczyk sustained burns over more than sixty percent off his body and, thus far, has incurred more than $780,000.00 in medical expenses. Mr. Chryczyk was employed by Sigma Electric Company, a subcontractor of Lech Construction Company, which was retained by International Components Corporation ("ICC"), a tenant in the facility, to perform certain tenant build-out work for ICC. This action is in the discovery stage. PGI and the AH Partnerships are represented in this action by attorneys retained by the insurance carrier for PGI and the AH Partnerships. It is expected that any damages awarded to plaintiffs against Prime and the AH Partnership will by fully covered by insurance.

6.    Pending Litigation - Retained Liabilities:

 (a) Jesse Garcia, Gilbert Garcia, Sr., Ted Zagar on behalf of themselves and all other similarly situated v. The Prime Group Real Estate Investment Trust, Rubber Material Handling, Inc., Dan McArdle, Enterprise Center I, L.P., K-P Enterprise Centers Limited Partnership, K-P Enterprise Centers, Inc., East Chicago Enterprise Center Limited Partnership, KILICO Realty Corporation and The Prime Group, Inc., Case No. 45C019408CT01629, filed in the Circuit Court of Lake County, Crown Point, Indiana, on August 9, 1994 (First Amended Complaint filed on March 18, 1995). This class action was brought on behalf of the people residing in the vicinity of the building owned by Enterprise Center I, L.P. ("EC1LP") The plaintiffs alleged that the storing of tires and shredded tires on the premises owned by EC1LP was an ultrahazardous activity and that the smoke released as a result of the fire contained hazardous and toxic substances. The plaintiffs further allege that, as a result of the fire and the smoke released as a result thereof, the plaintiffs suffered personal injuries, bodily pain, mental anguish and property damage and were deprived of the use and enjoyment of their homes, for which they are entitled to damages in unspecified amounts. The plaintiffs alleged that EC1LP, its general partner (K-P Enterprise Centers Limited Partnership), the general partner of its general partner (K-P Enterprise Centers, Inc.), its predecessor in interest (East Chicago Enterprise Center Limited Partnership) and the general partners of its predecessor in interest (KILICO Realty Corporation and Prime) were negligent in allowing the allegedly hazardous situation to exist. A settlement in this action was reached in October, 1996, and, in February, 1997, pursuant to the terms of the settlement agreement, EC1LP make a payment of $400,000 in full and final settlement of this action. EC1LP, The Prime Group, Inc. and the other related defendants were represented in this action by Scott J. Szala, Esq. of Winston & Strawn. Recently, approximately 60 additional people who were not included in the certified class have sought to intervene in this action. If these people are not allowed to intervene, it is expected that they will file a separate action. Liability resulting from the foregoing will be retained by PGI.

 (b) Enterprise Center VII, L.P., Enterprise Center VIII . L.P., Enterprise Center IX, L.P. , Enterprise Center X, L.P. and Kemper/Prime Industrial Partners v. USX Corporation, Illinois Tool Works, Inc. and Signode Corporation; and USX Corporation v. The Prime Group, Inc., Case No. 96C 5283, filed on August 22, 1996, in the United States District Court for the Northern District of Illinois, Eastern Division. The CEC Partnerships brought this action to recover from USX Corporation ("USX"), Illinois Tool Works, Inc. ("ITW") and Signode Corporation ("Signode"), a division or an affiliate of ITW, response costs incurred by Kemper/Prime Industrial Partners ("KPIP"), Enterprise Center VII, L.P. ("EC7LP"), Enterprise Center VIII , L.P. ("EC8LP"), Enterprise Center IX, L.P. ("EC9LP") or Enterprise Center X, L.P. ("ECl0LP"; collectively, the CEC Partnerships") in investigating and responding to releases and threatened releases of hazardous waste from the property owned by the CEC Partnerships (the "Property") and to obtain a declaratory judgment to the effect that USX is responsible for all future response costs for the remediation of the environmental conditions on the Property. USX is the former owner of the Property. Signode is a tenant at the Property. On October 10, 1996, USX filed a Third-Party Complaint against PGI for contribution. There have been many settlement meetings and discussions among the CEC Partnerships and USX relating to this action, and, on May 12, 1997, USX made a payment to the CEC Partnerships in the amount of $591,443.26 to reimburse the CEC Partnerships for a portion of the costs previously incurred by the CEC Partnerships in connection with this matter. This payment was made "as a good faith effort to demonstrate
[USX's] willingness to achieve a fair and final settlement" of this action. The terms of the settlement which have been discussed between the CEC Partnerships and USX relating to this action involve the payment by USX to the CEC Partnerships of an additional $1,822,305. The CEC
Partnerships believe that USX is responsible for most of the environmental conditions on the Property that will be required to be remediated. The
CEC Partnerships and Prime are represented in this matter by Daniel J. Biederman, Esq. of Hinshaw & Culbertson. This claim and any liability resulting from this action will be retained by PGI.



 (c) Kemper/Prime Industrial Partners v. Montgomery Watson Americas, Inc. (as successor by merger to Warzyn Inc. f/k/a Warzyn Engineering, Inc.), Case No. 97 C 4278, filed on June 13, 1997, in the United States District Court for the Northern District of Illinois, Eastern Division (the "Court") . Kemper/Prime Industrial Partners ("KPIP") brought this action against Montgomery Watson Americas, Inc. . the successor in interest to Warzyn Engineering ("Warzyn"). In connection with the acquisition by KPIP of the property owned by the CEC Partnerships (the "Property") , KPIP retained Warzyn to conduct an environmental assessment of the Property. In conducting such assessment, Telarzyn failed to discover 26 underground storage tanks on the Property. On account of the presence of these storage tanks, KPIP has incurred and may incur significant costs in remediating the environmental conditions on the Property caused by leakage from the storage tanks on the Property. KPIP believes that Warzyn may be liable to KPIP for failing to discover and/or disclose the presence of these storage tanks. Warzyn, however, has disclaimed any liability and has asserted that period in which KPIP could make a claim has expired. Warzyn filed an Answer and Affirmative Defenses and has filed a Motion for Summary Judgment. The Court has not yet set a briefing schedule for this Motion. KPIP is represented in this matter by Daniel J. Biederman, Esq. of Hinshaw & Culbertson. This claim will be retained by PGI.

 (d) Howard White, et al., including 67 individuals in United States Steelworkers of America, Local 3127-12 v. The Prime Group Real Estate Investment Trust, Rubber Material Handling Enterprise Center I, L.P, Enterprise Centers Limited Partnership. K-P Enterprise Centers, Inc., East Chicago Enterprise Center Limited Partnership, KILICO Realty Corporation and The Prime Group, Inc., Cause No. 45C019606CT01208, filed on June 14, 1996, in the Lake County Circuit Court, Sitting in Crown Point, Indiana. This action was filed by and on behalf of certain workers at the General American Transportation Corporation ("GATX") plant in East Chicago, Indiana, located in the vicinity of the facility owned by EC1LP (the "EC1LP Facility"). The plaintiffs allege that, on account of the fire which occurred at the Facility, the GATX plant was shut down for approximately three weeks. The plaintiffs seek to recover wages lost during the period during which the GATX plant was shut down. PGI, EC1LP and the related defendants, K-P Enterprise Centers Limited Partnership and K-P Enterprise Centers, Inc., believe that they have meritorious defenses to this action. Such defendants are represented in this action by Scott J. Szala, Esq. of Winston Strawn. This liability will be retained by PGI.

 (e) Other Claims. As a consequence of the abovementioned fire, several businesses located in the vicinity of the building owned by EC1LP were shut down for various periods of time. Shortly after the fire, EC1LP received a notice from General American Transportation Corporation ("GATX") indicating that GATX suffered both property damage and business interruption as a result of the fire and that GATX and its insurance carrier intend to hold EC1LP responsible for the damages incurred. GATX has not made a formal claim against EC1LP. It is possible that other businesses will make similar claims against EC1LP. Although EC1LP may have meritorious defenses to such claims, it currently is not possible to evaluate EC1LP's potential liability in connection with GATX's claims or any similar claims which other businesses, or their insurance carriers, may make. This liability will be retained by PGI.

 (f) Teresa Long v. The Prime Group, Inc., Prime of Tennessee, Inc., Triad Development Company Centre Square II, Ltd., and R. Dan Culp, case number 131388-2, filed in the Chancery Court for Knox County, Tennessee. In this action, plaintiff, a former employee of Triad, seeks a declaratory judgment as to plaintiff's status with respect to the Centre Square II, Ltd. ("CS2") and seeks an unspecified amount of compensatory and punitive damages for breach of contract. This dispute arose from an improper assumption made by Triad, the managing general partner of CS2, that plaintiff was an assignee of the limited partnership interests in CS2. When notified by plaintiff's counsel that plaintiff never accepted an assignment of such partnership interests, Triad acknowledged this and corrected its files accordingly. In this action, plaintiff asserts that plaintiff should be found to be a limited partner in the Partnership and that the defendants, by involving plaintiff in the Partnership without plaintiff's knowledge or consent, are liable for breach of contract. The defendants have denied all material allegations made by plaintiff in this action and intend to vigorously defend this action. The defendants have filed a motion to dismiss this action, which motion in pending. CS2 and all other defendants are represented in this matter by Baker, Donelson, Bearman & Caldwell. This liability will be retained by PGI.

                                  SCHEDULE 8
                                      TO
                             FORMATION AGREEMENT


                            POST-CLOSING CONSENTS




                                      NONE
                                      ----
                                      ----

                                     Schedule 9
                                Retained Liabilities

1. All liability arising or resulting from the items described in Schedule 7 under item 6 Pending Litigation - Retained Liabilities.

2. "Known Contamination", as such term is defined in the Environmental Remediation and Indemnification Agreement, dated as of November 17, 1997, between The Prime Group, Inc., and Prime Group Realty, L.P., relating to existing environmental conditions at Chicago Enterprise Center, Hammond Enterprise Center and East Chicago Enterprise Center.

                                    EXHIBIT A
                                       TO
                               FORMATION AGREEMENT

                   FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

                       ASSIGNMENT AND ASSUMPTION AGREEMENT
                       FOR TRANSFER OF CONTRIBUTED ASSETS

                  FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, JEFFREY A. PATTERSON, an individual, THE PRIME GROUP, INC., an Illinois corporation, and PRIME GROUP LIMITED PARTNERSHIP, an Illinois limited partnership (collectively, "Assignors") do hereby assign, transfer and convey to PRIME GROUP REALTY, L.P., a Delaware limited partnership (the "Operating Partnership" or the "Assignee"), any and all of their respective rights, title and interests in and to the assets (collectively, the "Contributed Assets") described on Schedule A attached hereto and made a part hereof and any other rights, privileges and benefits appertaining thereto.

                  Assignee hereby (i) accepts the assignment and transfer of the Contributed Assets and expressly assumes any and all duties, obligations and liabilities, whether arising prior to or after the date hereof, with respect to the Contributed Assets and the properties and assets owned by the Contributed Entities (as defined in the hereinafter defined Formation Agreement) as further described on Schedule A (collectively the "Assumed Obligations") and (ii) agrees to indemnify and hold harmless Assignors, and Assignors' respective partners, directors, officers, employees and agents, and its and their respective heirs, legal representatives, successors and assigns, from and against any liability, demand, claim or action in relation to any and all duties, obligations and liabilities so assumed.

                  Assignors hereby certify that they have full power to make this Assignment. Except as expressly set forth herein and for the warranties made by the Assignors in that certain Formation Agreement dated as of the date hereof (the "Formation Agreement") among Assignors, Assignee, Prime Group Realty Trust and the other parties signatory thereto, this Assignment is made without representation or warranty. All capitalized terms used in this Assignment and the Schedule hereto without definition have the meanings assigned to them in the Formation Agreement.

                            [signature page follows]

                  IN WITNESS WHEREOF, Assignors and Assignee have executed this Assignment as of the 17th day of November, 1997.

                                  ASSIGNORS:

                                  ----------------------------------------
                                  JEFFREY A. PATTERSON

                                  THE PRIME GROUP, INC., an Illinois corporation

                                  By:
                                       -----------------------------------

                                  Name:
                                       -----------------------------------

                                  Its:
                                       -----------------------------------

                                  PRIME GROUP LIMITED PARTNERSHIP, an
                                  Illinois limited partnership

                                  By:
                                       -----------------------------------
                                            Michael W. Reschke,
                                            Managing General Partner

                                  ASSIGNEE:

                                  PRIME GROUP REALTY, L.P., a Delaware
                                  limited partnership

                                  By:
                                       -----------------------------------

                                  Name:
                                       -----------------------------------

                                  Title:
                                       -----------------------------------

                                   SCHEDULE A
                     TO ASSIGNMENT AND ASSUMPTION AGREEMENT

I.       ASSUMED OBLIGATIONS

         A.       Kemper Agreements

         B.       Facility Acquisition Agreements

         C.       Land Option Agreements

         D. Liabilities associated with Contributed Projects and with office and industrial real estate division of PGI and its affiliates except for those liabilities identified on Schedule 9 to the Formation Agreement which will be retained by the Prime Transferor identified on such Schedule 9

         E.       IBD Contribution Agreement

         F.       NAC Contribution Agreement

         G. Lease, dated May 1, 1992, between 77 West Wacker Limited Partnership, as landlord, and The Prime Group, Inc., as tenant, relating to the 39th Floor (the "Office Lease")

II.      CONTRIBUTED ASSETS

         A. General partnership interests, limited partnership interests, stock interests, limited liability company interests and other interests in the entities identified on Schedule 1 to the Formation Agreement

         B.       Kemper Agreements

         C.       Facility Acquisition Agreements

         D.       Contributed Personal Property

         E.       Land Option Agreements

         F.       IBD Contribution Agreement

         G.       NAC Contribution Agreement

         H.       the Office Lease

         I. All of PGI's interests in all assets and properties of the office and industrial real estate division of PGI and its affiliates, all as more fully described on Schedule 2 to the

                  Formation Agreement